STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

Copy Request

August 20, 2018

Job Number: C20180817-1218
Reference Number: 00011068895-68
Expedite:
Through Date:

Document Number(s)	Description	Number of Pages
C28628-2003-001	Articles of Incorporation	1 Pages/1 Copies
C28628-2003-004	Annual List	1 Pages/1 Copies
C28628-2003-005	Annual List	1 Pages/1 Copies
C28628-2003-003	Registered Agent Address Change	39 Pages/1 Copies
20050621018-85	Annual List	1 Pages/1 Copies
20060238340-88	Amended List	1 Pages/1 Copies
20060697387-58	Annual List	1 Pages/1 Copies
20060726122-98	Amended List	1 Pages/1 Copies
20070769685-10	Annual List	1 Pages/1 Copies
00002031658-15	Amendment	1 Pages/1 Copies
20080701261-97	Annual List	1 Pages/1 Copies
20090848936-79	Annual List	1 Pages/1 Copies
20100847323-70	Annual List	1 Pages/1 Copies
20110767361-54	Annual List	1 Pages/1 Copies
20120293291-71	Amended List	1 Pages/1 Copies
20120717175-63	Annual List	1 Pages/1 Copies
20130779825-54	Annual List	1 Pages/1 Copies
20140752396-19	Annual List	1 Pages/1 Copies
20150519915-88	Annual List	1 Pages/1 Copies

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

Respectfully,

Barbara K. Cegavske
Secretary of State

DEAN HELLER
Secretary of State

206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708

Articles of Incorporation

(PURSUANT TO NRS 78)

FILED #C28628-03

NOV 19 2003

IN THE OFFICE OF
Dean Heller
DEAN HELLER SECRETARY OF STATE

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	Luxshmi Investments, Inc.
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	Eastbiz.com, Inc. Name 4535 W. Sahara Ave. #217 — Las Vegas — NEVADA 89102 Street Address — City — Zip Code Optional Mailing Address — City — State — Zip Code
3. **Shares:**	Number of shares with par value: 75,000,000 — Par value: $ 0.001 — Number of shares without par value:
4. **Names & Addresses, of Board of Directors/Trustees:**	1. Mary Palmer Name P.O. Box 46354 — Seattle — WA — 98146 Street Address — City — State — Zip Code 2. Name Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5. **Purpose:** (optional-see instructions)	The purpose of this Corporation shall be:
6. **Names, Address and Signature of Incorporator.**	John Vanhara Name — Signature 4535 W. Sahara Ave #217 — Las Vegas — NV — 89102 Address — City — State — Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. Authorized Signature of R. A. or On Behalf of R. A. Company — 11/05/03 Date

This form must be accompanied by appropriate fees. See attached fee schedule.

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

LUXSHMI PROPERTIES INC (Name of Corporation) — FILE NUMBER C28628-03

FOR THE FILING PERIOD OF 11 2003 TO 11 2004

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

John Vanhaaf

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

FILED # ______

DEC 1 0 2003

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses, either residence or business, for all officers and directors. A **President, Secretary, Treasurer, or equivalent of and all Directors** must be named. Have an **officer** sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of first month following the incorporation/initial registration with this office.
4. Make your check payable to the **Secretary of State**. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the first month following the incorporation/initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00 LATE PENALTY: $75.00

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ______

☑ This corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
Mary Palmer	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS P.O. Box 46354	CITY Seattle	ST Wa	ZIP 98146
NAME Nazir Mangrai	SECRETARY (OR EQUIVALENT OF)		
ADDRESS As Above	CITY	ST	ZIP
NAME	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
NAME	DIRECTOR		
ADDRESS	CITY	ST	ZIP

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer: M.M.Palmer — Title: Pres — Date: Nov 28/03

Nevada Secretary of State Form INITIAL LIST-PROFIT 2003
Revised on: 11/19/03

[redacted]

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

LUXSHMI INVESTMENTS, INC

(Name of Corporation)

FILE NUMBER C28628-03

FOR THE FILING PERIOD OF 11/04 TO 11/05

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

EASTBIZ.COM, INC
4535 WEST SAHARA AVE. #217
LAS VEGAS, NV 89102

CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

FILED #

NOV 23 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses, either residence or business, for all officers and directors. A **President, Secretary, Treasurer, or equivalent of and all Directors** must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the **Secretary of State**. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 8[illegible] 4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE:

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ______

☑ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
MARY PALMER	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS: PO BOX 1329	CITY: TACOMA	ST: WA	ZIP: 98406
NAME	TITLE(S): SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S): TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S): DIRECTOR		
ADDRESS	CITY	ST	ZIP

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer Mary Palmer **Title** PRESIDENT **Date** 11-15-04

Nevada Secretary of State Form ANNUAL LIST-PROFIT 2003
Revised on: 11/12/03

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
Dean Heller (signature)	**C28628-2003-003**
Dean Heller	Filing Date and Time
Secretary of State	**11/30/2004 12:00 AM**
State of Nevada	Entity Number
	C28628-2003

Certificate Of Change of Address of Resident Agent and Registered Office

IN THE OFFICE OF
(signature)
DEAN HELLER, SECRETARY OF STATE

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. The ***physical Nevada*** address of the resident agent must beset forth; PMB's are not acceptable.
4. Ensure that document is signed in signature field.
5. Include the filing fee of **$60.00** Per type of business entity

The former address of Eastbiz.com, Inc. (Name of Resident Agent), the resident agent of the business entities listed below was:

Old Address: 4535 W. Sahara Ave #217 (Street Address)
Las Vegas (City) Clark (County) 89102 (Nevada Zip Code)

The address of the above-named resident agent is now changed to:

New Address: 5348 Vegas Dr (Street Address)
Las Vegas (City) Clark (County) 89108 (Nevada Zip Code)

Optional: ______ (Additional Mailing Address) ______ (City) ______ (State) ______ (Zip Code)

Signature of resident agent: N. Warke
Authorized Signature of R.A. or On Behalf of R.A. Company

Type of business entities represented:

☒ corporation ☒ limited partnership ☒ limited-liability company
☒ business trust ☒ limited-liability limited partnership ☒ limited-liability partnership

Name of business entities represented by resident agent: (use additional forms if necessary)

Corporation sole (Name) ______ (Name)
non-profit (Name) ______ (Name)

This form must be accompanied by appropriate fees.

1

FILED # C-15696-04

NOV 30 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

ADVANCED PRODUCT GROUP, LLC
ADVANCED SOFTWARE INTEGRATION, INC.
~~ADVANCED TECHNICAL SERVICES INC.~~
ADVANCED TECHNOLOGIES CONSULTING GROUP INC.
ADVANTAGE BUSINESS & CONSULTING, INC.
ADVANTAGE CONSULTANTS, INC.
ADVANTAGE INTERNATIONAL INC.
ADVANTAGE PROPERTY MANAGEMENT LLC
AEGIS GLOBAL RESOURCES, INC.
AEGIS INVESTMENT PROPERTIES, INC.
AEGIS SHIELD LLC
AEON PROPERTIES, LLC
AERFLUERE, LLC
AFAS HOLDINGS, LTD.
AFFORDABLE PRESENCE, INC.
AFI SOFTWARE, LLC
AFRICA COLONIAL TRADING CO.
AH ENTERPRISE INC. OF CALIFORNIA
AHC PRODUCTS, INC.
AIR SYSTEMS OF SACRAMENTO, INC.
AIRE FINANCIAL CORPORATION
AKASHA CORP.
AKG RESOURCES INC
ALARM TECHNOLOGY CORPORATION
ALASKAN QUALITY SERVICES, INC.
ALBION PROPERTIES, INC.
ALCADE
ALERO HOLDINGS LLC
ALEX RAINE ENTERPRISES, LLC
ALGO SYSTEMS, INC.
ALL 4 YOU INC.
ALL-NONI LLC
ALLIE DOG ENTERPRISES, LLC
ALLIED DIVERSIFIED INVESTMENTS, INC.
ALLIED MEDICINE LLC
ALLWEST PUBLIC ADJUSTERS, INC.
ALOHA STYLE, INC.
ALPHA & OMEGA OUTFITTERS, LLC
ALPHA & OMEGA TRADING L.L.C.
ALPHA BLUE PUBLISHING, INC.
ALPHA FOREIGN EXCHANGE GROUP LLC
ALPHA INTERNATIONALE LTD
ALPHA TANGO SERVICES INC.
ALPHASPEC, INC.
ALPINE FUNDING LLC
ALPINE SIERRA INC.
ALTAIRE LTD.
ALTERNATIVE HEALTH CARE NETWORK, INC.
ALTERNATIVE HOLDINGS ENTERPRISES LLC
ALTIMICO INVESTMENTS, LLC
ALVEY PAINTING CO.
ALWAYS CONSULTING, INC.
ALZHEIMER'S DISEASE RESEARCH FOUNDATION, INC.
AM L.L.C.
AM PHARMACY CONSULTING INC.
AMARAN GROUP, INC., THE
AMARANTH CORPORATION
AMAZE FILMS LLC
AMBRITE, INC.
AMCAP PREMIER, LP
AMCARE FIBERTECH SYSTEMS, INC.
AMCO MANAGEMENT INC
AMCR LTD COMPANY
AMERI CAPITAL FUNDING INC.
AMERICAN ACADEMY OF MEDICAL ESTHETICS & ELECTROLOGY, LTD., THE
AMERICAN ASSOCIATION OF DIGITAL AND DESIGN PROFESSIONALS
AMERICAN CAPITAL REALTY FUND, LLC
AMERICAN CAPITAL TRADING CORPORATION
AMERICAN CITIZEN'S COALITION FOR JUSTICE INC.
AMERICAN CONSOLIDATED CONSTRUCTION, INC.
AMERICAN DREAM CO.
AMERICAN DREAM TOWN, INC.
AMERICAN FIBERTECH OF DURHAM, INC.
AMERICAN FOREIGN EXCHANGE GROUP LLC
AMERICAN GAMEFOWL ENTERPRISES LLC
AMERICAN HAWG CHOPPERS, INC.
AMERICAN INNOVATIONS
AMERICAN INTERNATIONAL MEDIA, INC.
AMERICAN INTERNATIONAL UNIVERSITY

2

FILED #
C 17697-04
NOV 3 0 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

AMERICAN MEDICAL MARKET, INC.
AMERICAN MOLAKI LLC
AMERICAN UNITED CHEMICAL, CORP.
AMERICAN UNITED, INC.
AMERICANPRECIOUSMETALS.COM, LLC
AMERIQUEST MEDICAL GROUP LLC
AMHERST CAPITAL CORP.
AMKAI, INC.
AMPLITUDE ENTERTAINMENT, INC.
AMPREP METALS ANALYSIS LAB LLC
AMPREP METALS REFINING LLC
AMTEK SYSTEMS INC.
AMY ENTERPRISES, INC.
AMY PROPERTIES, LLC
ANA CORP.
ANACONDA, INC.
ANDERSON-NOBLE PUBLISHING, LLC
ANDIE YIM, ADMINISTRATOR FOR R.T.M.Y. - NEW DAY OF BLESSINGS
ANGELIC RESCUE MISSION, INC.
RV
ANGELUS II, INC.
ANN ATKINSON PHOTOCOPY SERVICES, LLC
ANNAS DEVELOPMENT INC.
ANNIE LEPAGE, LLC
AON 1 LLC
RV
APEX CUSTODIA INC
APEX DEVELOPMENT CORPORATION
APEX ENTERPRISES HOLDINGS, INC.
APEX FOAM & COATINGS INCORPORATED
APEX INVESTMENTS, INC.
APEX TECHNOLOGIES, INC.
APHASIA CORP.
APMM DEVELOPMENT CORPORATION INC
APOGEE SOLUTIONS INC.
APOSTLE, LOUIS SAMUEL DAVIS, SENIOR - FOR LIFE CHANGING CENTER, AND
APPLICATION SOFTWARE, INC
APPLIED BUSINESS SYSTEMS INC.
APPLIED INTELLIGENCE RESOURCES, INC
APPLIED NANO TECHNOLOGY, INC.
APPLIED RESEARCH GROUP, INC.
APPOINTMENT SETTING SERVICES, INC.
APPRAISALS INTERNATIONAL LIMITED, INC.
APPROVED CAPITAL HOLDINGS, INC
APT MEDICAL BILLING COMPANY
AQUA CAPITAL INC
AQUA CLEAN TILE AND GROUT, INC.
AQUARIUM SOLUTIONS INCORPORATED
AQUILA VISION CORPORATION
ARADIUS INC.
ARAMDA CORP.
ARBOR INVESTMENT GROUP, INC.
ARC ENTERPRISES, LLC
ARCADIAN GLOBAL MANAGEMENT, INC.
ARCOMM GLOBAL INVESTMENTS, LLC
AREA 51 TECHNOLOGY, LLC
ARGOSY MANAGEMENT, INC
ARGUS, INC.
ARI WEST INC.
ARIADNE CASTLE ROMANO, BISHOP OF AMERICAN CATHOLIC CHURCH OF
ARISTARCHUS REFERENCE CORP.
ARMY FEDERAL, INC
ARROWMAKER INVESTMENT GROUP, LLC
ARROWSTARR INC.
ARTELLIER CONSULTANTS LLC
ARTHUR C. LOUIE, LLC
ARTISTS FOR CHANGE, INC.
ARVILLE STREET EQUITY PARTNERS, LLC
ASAPCHIPS, INC.
ASC INTERNATIONAL HOLDINGS LLC
ASC WIRELESS CORPORATION
ASCENSION VENTURES, LLC
ASCENT FLIGHT SERVICES, INCORPORATED
ASCENT ONE LLC
ASFX, LLC
ASHLEY ASTON CORP.
ASL MANAGEMENT LTD.
ASPEN NOTE NETWORK, INC.
ASSISTED SOLUTIONS, INC.

3

FILED #
C-15886-01
NOV 30 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

ASSOCIATED MEDICAL CONSULTANTS, INC.
ASSOCIATES ENTERPRISES, INC.
ASSURED BUSINESS SOLUTIONS, LLC
ATONEHOST, INC.
ATTO GROUP LLC, THE
AUDIBILITY, INC.
AUDIO EXCHANGE FINANCIAL, LLC
AURACORE PROPERTIES, L.L.C.
AUSTRIAN AMERICAN PROPERTIES, LLC
AUTO EUROPEAN, LLC
AUTUMN BREEZES INC.
AV SQUARED, INC.
AVACON INTERNATIONAL, INC.
AVALON TECHNOLOGIES, INC.
AVANTE THERAPY SERVICES, LLC
AVANTI INVESTMENT CORPORATION
AVATAR SENTRY. INC.
AVERIWARE INC.
AVEZAH INC.
AVIATION LOGISTICS GROUP INC.
AVISTA MAR LLC
AVP CONSULTANTS-ADVANCED VALIDATION PROTOCOL LLC
AWARDED GLOBAL SERVICES, INC.
AZAN CORPORATE GROUP
AZCO STRATEGIC INVESTMENT, LTD.
AZCO STRATEGIC INVESTMENTS, LTD.
AZNA INC.
AZUMI RACING LTD.
B & B VISIONZ, LLC
B & W DEVELOPMENT, LLC
B&K ENTERPRISES LLC
B&M NOTEBUYERS LLC
B.A.D.I.A.N INTERNATIONAL, INC.
B.T.PETE, LLC
B3 PROPERTIES, LLC
BABY BEAR ENTERPRISES, INC.
BACCHANALIA WINES CORP.
BACKSPACE MOTORSPORTS INC.
BACQUE ENTERPRISES LLC
BAD DADS, LLC
BADGETT CONSTRUCTION INC.
BAJA REFLECTIONS, INC.
BALBOA CANYON, LLC
BALBOA CONVERSION TECHNOLOGIES INC.
BAMBOO PARTNERS, LLC
BAMBOO3108914 INC.
BAMS & KNS INC.
BANDADDY, INC.
BANTR MEDIA, LLC
BANYAN, LLC
BASE PAIR LLC
BASGUE REALTY INVESTOR INC.
BATTLESIM.COM, LLC
BAY AREA PROPERTIES, LLC
BAYTRANS LLC
BAYWOOD FINANCIAL, INC.
BAZELAIS INVESTMENTS, LLC
BBBA, INC.
BBLW, LLC
BC TREE SERVICES, INC.
BCC LEGAL SERVICES, INC.
BCD MEDICAL, INC.
BCK INTERNATIONAL, LLC
BCLPHARM, LLC
BEACH STEP PRODUCTIONS LLC
BEAGLE INVESTMENTS, LLC
BEHAVIORAL SUPPORT SERVICES INC.
BELLA DOLCE LLC
BELLEVUE FARMS, INC.
BELLISIMA CORPORATION
BELLO MONTANA ROASTERS, INC.
BELOWZERO, INC.
BELVEDERE PROPERTIES GROUP, LTD.
BEMKH, LLC
BENCHMARK HOMES, INC.
BENEFICIAL STANDARD LLC
BENGT JAN JONSSON, INC.
BENJAMIN WAYLAND DEGRISE IV, AMBASSADOR FOR SPIRITUAL QUEST THROUGH
BERACAD ENT. INC.

4

FILED # LLC-12382-04
NOV 3 0 2004
IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

BERNALILLO PRODUCTS AND DISTIBUTIONS L.L.C.
BERYL, INCORPORATED
BESSIE MAE, INC.
BEST BED AND BREAKFASTS, INC.
BEST LAUREL PROPERTIES LTD
BEST OFFER INVESTMENT IDEAS, INC.
BEST WESTERN FREIGHT, INC.
BETTER BUSINESS BUYS, INC.
BETTIE SERVEERT LLC
BEV INVESTMENTS, LLC
BEVEL FINANCIAL INC.
BEVERLY HILLS TOWER PARK, LLC
BEYOND NOW INC.
BEYOND THE LEGAL LIMIT LLC
BGM INTERNATIONAL LLC
BIARD ONLINE PRODUCTIONS, INC.
BIEDERMAN DEVELOPMENT GROUP, INC.
BIG DOG GAMES, INC.
BIG INCH MUSIC PUBLISHING INC
BIG TEN CHICAGO LLC
BIGCENTERPRISE, LLC
BIGFAVOURITE.COM, LLC
BILLBUSTERS, INC.
BILTMORE HOLDINGS, INC.
BILTONG GLOBAL, INC.
BINCOMP, LLC
BING HAN (USA) ENTERPRISES, LTD.
BIOFIT COMPANY
BIONOVA MEDICAL CORPORATION
BIRCHTREE, LLC
BIRINCHI INC.
BIS TECHNOLOGIES, INC.
BISHOP CREDIT CORP
BISLA'S COPY SERVICE, LLC
BIZNEXT INTERNATIONAL, INC.
BJ & RB INC., LLC
BLACK DIAMOND INDUSTRIES, INC.
BLACK JACK GROUP INC., THE
BLACK MAGIC LLC
BLACK MOUNTAIN FINANCIAL, INC.
BLACK PHOENIX INVESTMENT GROUP LLC
BLACK POINT INVESTMENTS, LLC
BLACKSIDE GENERAL SERVICE INC.
BLACKWOOD & CENTURY, LLC
BLADE INVESTMENTS
BLASH ENTERPRISES INC.
BLOKHAUS-VEGAS, LLC
BLS ENTERPRISES, LLC
BLUE APPLE CREDIT CORP.
BLUE CACTUS ENTERPRISES, LLC
BLUE DIAMOND INVESTORS, INC.
BLUE FOREST ENTERPRISES, INC.
BLUE HORSESHOE ENTERTAINMENT INC
BLUE INFINITY GROUP, LLC
BLUE ISLAND DANA LLC
BLUE LAGOON CAR WASH/LAUNDROMAT, INC.
BLUE MANGO MARKETING, INC.
BLUE MARTINI LAS VEGAS, LLC
BLUE MOUNTAIN ENTERPRISES, INC.
BLUE OASIS, INC.
BLUE PACIFIC MULTI-SERVICES LLC
BLUE PLANET VILLAGE LC
BLUEBERRY RIBBON LLC
BOBBY GRIMES, OVERSEER OF THE BEACON OF LIGHT, AND HIS SUCCESSORS, A
BODYLIGHTING.COM LLC
BODYMASSTER, LLC
OENING, SIMS & ASSOCIATES, LLC
BOILFROG LLC
BONNEVILLE EYE CLINIC, INC.
BONNIE BRAE MALONE COUNTY, INC.
BONTEMPO ENTERPRISES, INC.
BONZONI ENTERPRISES, INC.
BOO RACING INC.
BOREL COMPUTATIONAL PHYSICS, LLC
BORRELL CREEK CORPORATION
BORSARI FOOD CO. INC.
BOS SURGICAL TECHNOLOGIES, LLC
BOTAN, INC.
BOTIMOR CAPITAL LLC

5

FILED # C-6271-04
NOV 30 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

BOVINE, INC.
BRADSHAW ENTERPRISES, LLC
BRANCHVIEW EQUITY SERVICES, INC.
BRAYCOR INDUSTRIAL SERVICES, INC.
BRAYMAR CORPORATION
BRAZOS IMPORTS AND DISTRIBUTION L.L.C.
BREAKAWAY PERFORMANCE, INC.
BREAKTHRU TECHNOLOGIES, INC.
BREAKWATER INVESTMENT GROUP, LLC
BRENAIA, INC.
BRENTFORD LIMITED PARTNERSHIP
BRENTWOOD INVESTMENTS, INC.
BRH HOLDINGS, INCORPORATED
BRIDGE SERVICES INC.
BRIGHT VALUE, INC.
BRIGHTWOOD INSTITUTE, INC.
BRISTOL PROPERTIES EMPLOYMENT GROUP, INC
BRIX INVESTMENT GROUP, INC.
BRIXTON HOLDINGS, LLC
BRL MANAGEMENT, LTD
BROMELL, LLC
BROUGHTON AND BRIEM ASSOCIATES, INC.
BROWNSTONE FUNDING, INC.
BRP HOLDINGS, INC.
BSM ENTERPRISES, LLC
BUCKEYE INTERNATIONAL FUNDING, INC.
BULLDOG HOLDDINGS, LTD.
BULLET PROOF ELECTRONICS, INC.
BUNNY BRITCHES L.L.C
BUNNYCAKE INC.
BURKE SYSTEMS, LLC
BUSINESS ENTERPRISES INTERNATIONAL, INC.
BUSINESS SALES INTERNATIONAL LLC
BUSY IMAGES, INC
BUY RENTALS, INC.
BUYERS' CHOICE AWARD, INC.
BWS HOLDINGS, LLC
BWSS CONTRACTING INC.
C P O GROUP, LLC
C&M ESTATE PLANNING SERVICES
C-AIR CORPORATION
C-FAN ENTERTAINMENT CORPORATION
C.C. MARINE SERVICE, INC.
C.D.S. INTERNATIONAL MINING CORPORATION
C.R.F. CORP.
C2 INVESTMENTS LIMITED
CABLE CONTRACTING INC.
CABO BAYVIEW CORPORATION, LLC
CADENZA, L.C.
CALIFI, INC.
CALIFORNIA CONSTRUCTOR SERVICES CORPORATION
CALIFORNIA MOBILE CPR, INC.
CALIFORNIA MODERN GALLERY, LLC
CALIFORNIA PACIFIC ASSET MANAGEMENT, INC.
CALIFORNIA'S CONSTRUCTION CHOICE, INC.
CALLING PRODUCTIONS, LLC, THE
CALLXCHANGE LLC
CALMOTION LLC
CANADA INTERNET DISTRIBUTION CORPORATION
CANADIAN INTERNET DISTRIBUTION CORPORATION
CANCAM, INC.
CANDIDE, INC.
CANDY LLC
CANYON CREEK, LLC
CAPITAL MANAGEMENT & ASSET GROUP, INC.
CAPSTAR MORTGAGE, LLC
CAPTAIN COOK ENTERPRISES, INC.
CARA REAL ESTATE INVESTMENTS, LLC
CARACOM ENTERPRISES, INC.
CARD IN THE YARD, INC.
CARE PROVIDERS ENTERPRISES, INC.
CAREING CONNECTION INC.
CARIB AIR LLC
CARIBLAK ENTERTAINMENT, LLC
CARLINX INC.
CARLMONT SYSTEMS, INC.
CARNAT COMPANY, THE
CARNELIAN GROUP, LLC
CARNET INC.

6

FILED #
C-22526-03
NOV 30 2004
IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

CARPENTER CORPORATION
CARRIE COUNTY MINERALS, INC.
CARRIELAND PROPERTIES, LLC
CARRINGTON & COMPANY, INC.
CARRINGTON GROUP, THE
CARRO DE TEJAS, LP
CARTERJ LLC
CASA DE TEJAS LP
CASA GAVIOTAS, LLC
CASA GRANDE CORP.
CASA REAL LIMITED LIABILITY COMPANY
CASACONNECTIONS LLC
CASCADE CASH FOR NOTES, INC.
CASH 4 NOTES, INC.
CASH FLOWS AT HOME, INC.
CASH OUT NOW, INC.
CASINO BENEFITS USA INC.
CASINO DVR INC.
CASSINI INVESTMENTS, INC.
CATSACK ENTERPRISES, LLC
CATTLE CALL LLC
CAVIAR SOFTWARE, INC
CB FLIGHT TEST SERVICES LLC
CBLG, LLC
CCLS MANAGEMENT, LTD.
CD-RL TECHNOLOGIES INC.
CDB GROUP, LLC
CDFH ENTERPRISES, INC
CECILIA ENTERPRISES LLC
CEEPORT CONSULTING, INC.
CEIBA, INC.
CELEBRITIE'S CHOICE AVIATION, LLC
CELESTE THERMA SPAS, INC.
CELO INC.
CEMENTITIOUS MATERIAL TECHNOLOGIES, INC.
CEMENTITIOUS MATERIALS, INC.
CENTE ENTERTAINMENT INC.
CENTENNIAL CUSTOM CAPITAL CORPORATION
CENTER FOR UNIFIED RESEARCH & EDUCATION, INC.
CENTER HEALTHCARE 14, INC.
CENTER HEALTHCARE, INC.
CENTER ST. 101, INC.
CENTER STREET 101, LLC
CENTRAL PAINTING CO
CENTURION CAPITAL INVESTMENTS, INC.
CERAMICA E. PIETRA LTD
CERTERO CORPORATION
CERTIFIED APPRAISAL
CES MANAGEMENT CORPORATION
CG TECH LLC
CGRS INTERNATIONAL ENTERPRISES LLC
CHANGING PAPER INTO CASH, INC.
CHARLES BRIAN FENIMORE, APOSTLE OF THE PLUMBLINE MINISTRIES, AND HIS
CHATEAU DES MAINES INC.
CHAVES EXPORT AND PRODUCTS, L.L.C.
CHAVEZ & FORD INVESTMENTS, LLC
CHAVISENT CORP.
CHECKMEDIA, INCORPORATED
CHEMISTRY SET COSMETICS, INCORPORATED
CHERRY GROVE, INC.
CHESTERFIELD HOMES, LLC
CHESTERFIELD INVESTMENTS GROUP, INC.
CHILDREN AGAINST CANCER, INC.
CHILDREN'S HOUSING CORPORATION
CHIMO, LLC
CHINA AMERICA FRIENDSHIP, INC.
CHIPPERY CHIP USA INC.
CHMS, INC.
CHOICE PROPERTIES INCORPORATED
CHONIES, INC.
CHRIS A. MUSCATO, LLC
CHU ROSENBERG INC.
CIBOLA PRODUCTS DISTRIBUTION L.L.C.
CIELO GRANDE IMAGING LLC
CINOLE, INC
CIRCINUS CORPORATION
CIRCON INC.
CIRCULARENERGY, INC.
CIRMAKER TECHNOLOGY CORPORATION

7

FILED #
C-6272-04
NOV 3 0 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

COSMIC HEALTHCARE INC.
COSMOGROUP ENTERPRISES, INC.
COSMOTIVE, INC.
COUCHDANCERS.COM, INC.
COVER MY WORLD LLC
COX CAPITAL HOLDING LLC
COX COUNTY, INC.
CPF NETWORK, INC.
CPR TITLE OF NEVADA, INC.
CRA INVESTORS, INC.
CRAIG CHANG, ADMINISTSRATOR FOR THE UNIVERSAL FOUNDATION FOR SPIRITUAL
CRANK UP THE VOLUME, LLC
CREATIVE CONSULTING SOLUTIONS, LLC
CREATIVE MANAGEMENT GROUP
CREATIVE MEDIA VENTURES LLC
CREATIVE NETWORK DESIGN, INC.
CREATIVE WHIMS INC
CREDIT RESURRECTION, INC.
CREDIT SPONSORS, LLC
CREDITMD, LLC
CROISIERES MULTITPOLES INC.
CROSSLANTIC PARTNERS, INC.
CROSSWALK PRODUCTIONS, INC.
CROTON ENTERPRISES, LLC
CRYPTOBE INC.
CRYSTALLINE TECHNOLOGY, INC.
CSM TACTICAL GEAR, LLC
CTA ASSET MANAGEMENT, LLC
CUB INTERNATIONAL PRODUCTIONS, INC.
CUBITEK, LLC
CUMMINGS MEDICAL SERVICES, INC.
CURREA ENTERPRISES, INC.
CUSTOM ATHLETICS, INC.
CUSTOM ENTERPRISES INC.
CUSTOM NUTRITION CORPORATION
CUSTOM OUTDOOR LIVING, INC.
CUSTOM RECREATION PRODUCTS INC.
CWCWA, LLC
CWEM, INC.
CWS NORTH AMERICA, LLC
CYBER SPECIALISTS, LLC
CYBERDREAMS INCORPORATED
CYBERFICHE USA INC.
CYBERFIGHTS WRESTLING FEDERATION, INC.
CYBERSOUP, INC.
CYBORG CAPITAL MANAGEMENT, LIMITED LIABILITY COMPANY
CYBORG LONG / SHORT FUND, LIMITED PARTNERSHIP CL
CYNORKIS, INC. CL
D AND S INVESTMENTS, INC. CL
D-CONSULT, LLC CL
D.A.D.E.S., INC. CL
D.S. DEVELOPMENT, LLC CL
DA VINCI DRIVE INCORPORATED CL
DAEDALUS AVIATION, LLC CL
DAFFODIL SOFTWARE, INC. CL
DAN RANDALL RACING INC
CYBORG LONG / SHORT FUND, LIMITED PARTNERSHIP CL
CYNORKIS, INC. CL
D AND S INVESTMENTS, INC. CL
D-CONSULT, LLC CL
D.A.D.E.S., INC. CL
D.S. DEVELOPMENT, LLC CL
DA VINCI DRIVE INCORPORATED CL
DAEDALUS AVIATION, LLC CL
DAFFODIL SOFTWARE, INC. CL
DAN RANDALL RACING INC
DATACOMM SOLUTIONS, INC. DQ
DATATEL CONSULTING, INC. DQ
DAYSTARS NET LLC DQ
DAYTON PROPERTY PARTNERS, LLC CL
DB CORPORATION CL
DBD INVESTMENTS, LLC CL
DBI WIRELESS INTERNET SERVICES, LLC CL
DC HYDROGEN INC. CL
DCNETWORKS, LLC CL
DE RIERA FOR GEMMA GUCCI, INC. DQ
DEANGELIS FAMILY LIMITED PARTNERSHIP CL
DECADE TECHNOLOGIES, INC. DQ
DEDICATED TECHNICAL SERVICES, LLC DQ

CIRQUE SOLUTIONS, INC.
CIRRUS ENTERPRISES, LLC
CITY WIDE HOLDINGS, INC.
CLANSLOAN LIMITED COMPANY
CLARAIT LIGHTHOUSE MANAGEMENT, INC.
CLARIFYRE, INC.
CLEA INVEST, LLC
CLEAN AIR AND WATER COALITION
CIRCULARENERGY, INC.
CIRMAKER TECHNOLOGY CORPORATION
CIRQUE SOLUTIONS, INC.
CIRRUS ENTERPRISES, LLC
CITY WIDE HOLDINGS, INC.
CLANSLOAN LIMITED COMPANY
CLARAIT LIGHTHOUSE MANAGEMENT, INC.
CLARIFYRE, INC.
CLEA INVEST, LLC
CLEAN AIR AND WATER COALITION
CLSUS LLC
CM NOTE SOLUTIONS, INC.
CNRI, INC.
CNS TECHNOLOGY, LLC
COBALT GLOBAL TECHNOLOGIES, LLC
COBBLESTONE TRADING CO., LLC
COBE DYNAMICS LC
COCHISE AGGREGATES & MATERIALS, INC.
CODY EQUITIES, INC.
COLD LASER TECHNOLOGIES, INC.
COLLABORA INTL. LLC
COLUMBUS ENTERPRISES, LLC
COLUSA BIOMASS ENERGY CORPORATION
COMBINED BUSINESS SERVICE, LTD.
COMMERCIAL NAVIGATION INTERNATIONAL, LLC
COMMERCIAL OWNER OPERATORS ASSOCIATION, INC.
COMMUNICATION DYNAMICS, INC.
COMPOSITE DESIGNS, LLC
COMPUTECH NETWORK CONSULTANTS, INC.
COMPUTECH PRINTER SOLUTIONS INC.
COMPUTER HELL LLC
COMPUTERS HERE! INC
COMTECH INTERNATIONAL INC.
CONCERT FOR EARTH LLC
CONEJO ENTERPRISES, LLC
CONFIDENTIAL COMMENT, INC.
CONSERVATIVE INVESTMENTS, INC
CONSOLIDATED ASSET GROUP, INC.
CONSTELLATION INVESTMENTS, INC.
CONSTRUCT FINANCIAL INVESTMENTS, INC.
CONSTRUCTION DEAL, INC.
CONSTRUCTIONS SERVICES INC.
CONSULTING DE TEJAS, LP
CONSULTING SOLUTIONS, INC.
CONSUMER PRODUCTS LLC
CONSUMMATE ASSET RECOVERY SERVICES, LLC
CONTACT MARKETING, INC.
CONTRACT DESIGN, LLC
CONVERGENT SOFTWARE SOLUTIONS LLC
CONVERGION, INC.
CONWAY MANAGEMENT GROUP, LLC
COOK'S HARBOR, LLC
COOKSEY EVANGELISTIC MINISTRIES
COOL COMFORT, INC.
COOL RUNNIN INVESTMENTS LLC
COOL TOUCH PRODUCTS, INC.
COOLARROW, INCORPORATED
COPILOT CAPITAL LLC
COPPER HILL INVESTMENTS, LLC
COPPERLEAF ENTERPRISES, INC.
CORE FINANCIAL SERVICES, INC.
CORMAN, INC.
CORNAPER ENTERPRISES, INC.
CORNER HOUSE STOCK PHOTO, INC.
CORPNET, INC
CORPORATE SOLUTIONS SERVICES, LLC
CORSAIR INVESTMENTS, INC.
CORTEX INFORMATION SYSTEMS CORP.
CORY RICHARDSON, AMBASSADOR OF THE WAY ETERNAL LIFE, AND HIS
COSMETICA CONSULTING GROUP, LLC
COSMETICA CONSULTING GROUP, LLC

8

FILED #
C-10989-04
NOV 30 2004
IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

LLC-1407-04

9

FILED #
LLC-1407-04
NOV 3 0 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

2121-HAUS, LLC
233 INVESTMENTS INC.
25 POKER, LLC
2FLOW CONSULTING, INC.
2GOM, INC.
2PAYSECURE, LLC
3104, INC.
3B MOTORS, LTD.
3C INTERNATIONAL GROUP...LLC
3D ESTATES, LLC
3OPEN, INC.
3S TRADING INC
4 JAYS INC.
41ST MANAGEMENT, INC.
5 PALMS L.L.C.
5 STAR MANUFACTURING, INC
6 MEDIA SOLUTIONS, INC.
618 FORTUNE INC.
725 MANAGEMENT CO. INC.
802 UNWIRED, LLC
909 INDUSTRIES INC.
911PLAY, INC.
A+A HOLDINGS LIMITED PARTNERSHIP
A-1 BUSINESS SERVICES
A-ALL FUNDING, INC.
A.M. WINTERS INC.
A2Z HOLDINGS LLC
A3 INTERNATIONAL CORPORATION
AABECK TECHNOLOGY GROUP, INC.
AACF, INC.
AAG, INC.
AAKAR INC.
AAQF, INC
AB MARKETERS, LLC
AB PROPERTY GROUP INC.
ABDOLE-JACINTE HOLDINGS, LLC
ABLE DRILLING INC
ABP IMPORTS INCORPORATED
ABSOLUTE TECHNOLOGIES, INC.
ABSOLUTELY ALL CARS AND CYCLES, INTER ALIA, L.L.C.
ACCENT HEALTHCARE, INC.
ACCESS CHEX LLC
ACCESS TWO LLC
ACCUADS, INC.
ACCURATE COMMUNICATIONS CONSULTING, LLC
ACCURATE INFORMATION RECOVERY INC.
ACCURUS SCIENTIFIC CO.
ACQUENT CONSULTING, INC.
ACTION LEGAL SERVICES, LLC
ADAM & QOBTI REFRIGERATION, LLC
ADAPTIVE REAL ESTATE SERVICES LLC
ADDAGARLA & ASSOCIATES LTD.
ADDED DIMENSIONS PUBLISHING INC.
ADHESIVES AND PLASTICS, INC.
ADHIK CORPORATION
ADI-NV, INC.
ADMATEC INDUSTRIES, LLC
ADMINISTRATOR OF AMERICAN FINANCIAL FREEDOM SOCIETY*, AND HIS
ADMINISTRATOR OF CHILDREN OF THE DIVINE FIAT*, AND HIS SUCCESSORS, A
ADMINISTRATOR OF CONSTANT FRIENDSHIP SOCIETY*, AND HIS SUCCESSORS, A C
ADMINISTRATOR OF FOREVER MINISTRIES *, AND HIS SUCCESSORS,
ADMINISTRATOR OF FREEDOM MINISTRIES*, AND HIS SUCCESSORS, A
ADMINISTRATOR OF GENESIS SOCIETY*, AND HIS SUCCESSORS, A CORPORATION
ADMINISTRATOR OF HERMITS OF THE DIVINE WILL*, AND HIS SUCCESSORS, A
ADMINISTRATOR OF HOUSE OF HANSBOROUGH*, AND HER SUCCESSORS, A
ADMINISTRATOR OF HOUSE OF HOLLAND*, AND HER SUCCESSORS, A CORPORATION
ADMINISTRATOR OF INFINITE BEAT SOCIETY*, AND HIS SUCCESSORS, A
ADMINISTRATOR OF MICHAEL OLSEN MINISTRIES*, AND HIS SUCCESSORS, A
ADMINISTRATOR OF ORDER OF QUICKTHORN*, AND HIS SUCCESSORS, A
ADMINISTRATOR OF YESHUA OF NAZARETH MINISTRY*, AND HIS SUCCESSORS, A
ADROB, INC.
ADROIT CONSULTING LLC
ADVANCE CHAMP INC.
ADVANCED ALTERNATIVES, LLC
ADVANCED COMPONENT SYSTEMS & INVESTING, INC.
ADVANCED COOLING, INC.
ADVANCED FLOORING SYSTEMS
ADVANCED HEALTHCARE CONCEPTS, LLC
ADVANCED HEALTHCARE INFORMATICS INCORPORATED

DEDIJO INC. RV
DEEP BLUE SEA INC DQ
DEEP HARBOUR INVESTMENTS LLC CL
DEERHAVEN, LLC CL
DELAQUOIS TRADING INC. CL
DELCORR LLC CL
DELESCO INC. CL
DELTA J CORPORATION CL
DEM ENTERPRISES, LLC CL
DENNIS CORPORATION CL
DENOVA ENTERPRISES, LLC DQ
DENTAL PRO FINANCIAL SERVICES, INC. AF
DENTAL WATER SYSTEMS LLC CL
DEPENDABLE HOME SOLUTIONS LLC CL
DERMAPLUS INVESTORS LLC CL
DESERT DIGITAL LC CL
DESERT FANTASIES LLC CL
DESERT GOLD TRADING, LLC DQ
DESERT MOUNTAIN GROUP, INC. CL
DESMOND ENTERPRISES, LLC. DQ
DESSO CORP DQ
DESTIN-DEEP-SEA-ADVENTURES, INC CL
DESTINATION VIP, INC. CL
DESTINY EMPOWERMENT GROUP, LLC CL
DESTINY GROUP, LLC, THE CL
DETONI INVESTMENTS LLC CL
DEWAYNE LEE SMITH, TRUSTEE IN TRUST OF ORDER OF THE MELLENIAL DAY*,
DIA, LLC RV
DIAMONDGATE ASSOCIATES LLC DS
DIFFERENCE ENGINE, INC., THE DQ
DIGGINS HILL, LLC AF
DIGITAL ART INSTITUTE, LLC CL
DIGITAL BUSINESS CARDS, INC. CL
DIGITAL BUSINESS SERVICES, INC. CL
DIGITAL COLLATERAL, INC. DQ
DIGITAL PUBLICATIONS, INC CL
DIGITAL WIZARDRY, INC.
DIGITAL WORLD LTD. CL
DIGITALCIO INC. CL
DIME GROUP INDUSTRIES, INC. CL
DIN DADA INCORPORATED DQ
DIP2.COM, INC. CL
DIRECT AUTO SOURCE, LLC CL
DIRECT-AC CORP DQ
DIRECTED PATH FUNDING, LLC DQ
DISTINCTION LLC CL
DIVERSIFIED CAPITAL GROUP, LLC CL
DIVERSIFIED DEVELOPERS, INC. CL
DIVERSIFIED WIDGET CORPORATION AF
DIVINE MERCY FOUNDATION, A NON-PROFIT CORPORATION CL
DLC INK LLC CL
DMS MARKETING LLC DQ
DMS PROPERTIES-TOWER LLC DQ
DO IT BETTER LLC CL
DOC TALK MEDICAL SERVICES, LLC CL
DOCTORS INVESTMENT GROUP, LP CL
DOCTORS' HEALTH SERVICES, INC. CL
DOCUMATICA MANAGEMENT, LLC CL
DOITYOURSELFSTORE LLC CL
DOLCE ITALY LLC CL
DOLCE SINFONIA ENTERPRISE, INC. CL
DOMAIN REG LLC CL
DOMINION ASSET MANAGEMENT, INC. DQ
DON JOYNER, EVANGELIST OF THE EVANGELISTIC ASSOCIATION, AND HIS
DONA ANA PRODUCTS DISTRIBUTION LLC DQ
DOOR LESS ENTRY INC. CL
DOROTHY PATRICIA PERKINS, OVERSEER OF THE ANCESTRAL HOME, AND HER
DOSSIER GROUP, LLC, THE CL
DOTGRID, INC. CL
DOUBLE EAGLE OPPORTUNITY, LLC CL
DOVE INVESTMENTS, INC. CL
DOVE MEDIA, INCORPORATED CL
DOWN TO EARTH, LLC DQ
DOWNLOADCENTRIC U.S.A. CORPORATION CL
DPLUS LIMITED PARTNERSHIP CL
DRAIN AWAY, INC. DQ
DREAM BIG DREAMS, INC. AF
DREAM FORM INCORPORATED RV
DREAMPATH LLC RV

10

FILED #
C-18507-03
NOV 30 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

11

FILED #
C-14349-04
NOV 3 0 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

DREAMRY, INC. CL
DREAMS PARTNERS, INC. CL
DRIVE MASTERS PARTNERS, A LIMITED PARTNERSHIP DQ
DRUDIT, LLC CL
DSF.FIN.COM DQ
DSI ENTERPRISES INC. AF
DSR DISTRIBUTING, INC. CL
DSR INVESTMENT MANGEMENT COMPANY, INC. CL
DTR, INC. DQ
DTS, INC. CL
DUFFY SQUARE PRODUCTIONS, INC. CL
DUFUS PRODUCTIONS, INC. DQ
DUNCAN RECYCLING, INC. AF
DUNES TECH, INCORPORATED CL
DUNGOOD ENTERPRISES, INC. DQ
DURANGO ASSOCIATES LTD DQ
DURANGO HOLDINGS, LLC CL
DUVON CORPORATION CL
DVR DELIVERY, LLC CL
DYNAMIC ANALYTICS, INC. CL
DYNAMIC DISABILITY SOLUTIONS, LLC CL
DYNAMIC INSIGHTS, L.L.C. DQ
DYNAMICA, INC. DQ
E & B DEVELOPERS, INC. AF
E-MOBILE TRAINER LLC DQ
E-NATIONALSTAR.COM, LLC CL
E-PROMOTIONS, INC. CL
E-SYSTEMS LLC CL
E.B.T. INTERNATIONAL, INC. CL
E.E. MAC ASSOCIATES, INC. CL
E.X.T INC DQ
EAGIONX, INC. CL
EAGLE SPRINGS CONSULTING, INC. CL
EAGLE SUN TRADING LLC DQ
EARTH AND SKY, INC. CL
EAST INVESTMENTS, LLC CL
EAST WEST MARKETING GROUP, INC., THE CL
EASTERN CAPITAL MANAGEMENT, INC. CL
EASY MEDIA GROUP, INC. DQ
EASY SELLERS LLC CL
EBORDERLESS, LLC AF
ECLIPSE RESOURCES GROUP DQ
ECM APPRAISAL SERVICES, INC. AF
ECOGRASS INTERNATIONAL, INC. DQ
ECTECH, LLC CL
ED CRAFTON, LLC CL
EDEVERS INC CL
EDGAR ALLEN LOCKETT, MANAGING DIRECTOR OF MEDICAL AND HEALTH ALLIANCE DQ
EDIFY LIVING, CORP. CL
EDIRECTADVERTISING.COM INC. DQ
EDUCA ACADEMY, INC. CL
EDUCATION 4 KIDS, INC. CL
EDUCATIONAL WEALTH BUILDERS, INC. CL
EDVENTED INC. CL
EDWARD EMERSON CRAWFORD, THE DIRECTOR OF PROJECT VON BORA
EDWARD HUTCHINS, LLC CL
EDWARD M. JOHNSON, LLC RV
EFT SERVICES, LLC
EHEALTH L.L.C. DQ
EINSTURZEND VORSTELLUNG LIMITED DQ
EKOW ENTERPRISES LLC CL
ELECTROMYOGRAPHIC BACK REHABILITATION SERVICES (USA) LTD.
ELECTRONIC COMMUNICATION SYSTEMS, INC. DQ
ELECTRONIC SECURITY & ENTERTAINMENT CORPORATION CL
ELEKTRA LLC CL
ELEPHANT EYES PRODUCTIONS, INC. CL
ELEVEN ELEVEN FILM CORP CL
ELEVENTH FLOOR GROUP LLC, THE DQ
ELIGHT CRYSTAL LLC CL
ELITE PHYSICAL THERAPY, INC. CL
ELITE SPA SERVICES INC. CL
ELIZABETH M YOUNG BUSINESS TRUST DQ
ELIZABETH PETER, COUNSELOR FOR RED LOTUS CONSULTNG AND HER SUCCESSORS, CL
ELOHIM HOLDINGS, L.L.C DQ
ELP MANAGEMENT LLC DQ
ELSEWHEN INCORPORATED CL
EM CORPS LTD. CL
EMBO, LLC
EMDS, INC. CL

12

FILED # C-26003-04
NOV 30 2004
IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

EMEDIA INC. AF
EMERALD COASTAL ENTERPRISES, INC. CL
EMERALD ISLE POWERBOAT LLC CL
EMERGE 1, INC. CL
EMERMAID, INC. DQ
EMILY REALTY LLC CL
EMISBY GROUP, LLC CL
EMPIRE EUROPEAN IMPORTS LLC DQ
EMRD-INVESTMENT LLC
EMZO, INC.
ENCORE ENTERTAINMENT INCORPORATED
ENDEAVOR HOLDINGS, LLC
ENDO-BRONCHIAL TECHNOLOGIES, INC.
ENERGETIX RESEARCH CORPORATION
ENERGY 2001, INC.
ENHANCED TECHNOLOGY SOLUTIONS, LLC
ENHANCEMENTS, INC.
ENICORE CAPITAL LLC
ENTERTAINMENT ROYALTY CORPORATION INC.
ENTROPY DESIGN LLC CL
ENTRUSTED NETWORK ASSOCIATES LLC DQ
ENVIACOM COMMUNICATION, INC. DQ
ENVIRO ENERGY PARTNERS INC. RV
ENVIRONMENTAL ENERGY SOLUTIONS, LLC AF
ENVISION INTERNET SERVICES LLC RV
EPIC SENSATIONS, INC. CL
EPIPHANY SERVICES INC. DQ
EPISTAMAI INCORPORATED CL
EPOD INC.
EQUINE ESCAPE RESCUE LTD. AF
EQUINOX PICTURES, LLC CL
EQUIPMENT LEASING OF NEVADA, INC. CL
EQUISTAR HOLDINGS INTERNATIONAL INC. RV
EQUITABLE PACIFIC ENTERPRISES, INC. CL
EQUITECH LIQUID ICE WRAPS, LLC CL
EQUITY CAPITAL PARTNERS LLC CL
EQUITY PROPERTY NETWORK, INC., THE DQ
ERIC WANG GOLF, LLC CL
EROS ENTERPRISE, LLC DQ
ERPCO INC. CL
ERPCO SOLUTIONS, LLC CL
ERWGP CORPORATION AF
ESECURITY AUDITORS, INC. CL
ESI CAPITAL INTERNATIONAL PARTNERS LLC DQ
ETABLECOMP SOLUTIONS LLP CL
ETECH PRO LLC CL
ETTA RESEARCH, LLC DQ
EUDY ENTERPRISES, INC. CL
EUPHORIA POOLS AND LANDSCAPING, LLC AF
EURO ASIAN MOTORWORKS, LLC CL
EURO USA GROUP, INC. CL
EUROPEAN CATERING INC. RV
EUROSNAK, INC. CL
EUROSPORT HORSES INCORPORATED CL
EVERLASTING PIONEER CORPORATION CL
EWA ENTERPRISES, LLC CL
EWARE MANAGEMENT CORPORATION CL
EXAMINING BOARD OF NATURAL MEDICINE PRACTITIONERS INC. DQ
EXCELGARD SECURITY & RESEARCH SERVICES (U.S.A.), INC. CL
EXCELSIOR OPTION ENTERPRISES LLC CL
EXCEPTIONAL RESOURCES, INC. DQ
EXCHANGE GROWTH LEAGUE, LLC DQ
EXECUTION SERVICES, LLC CL
EXECUTIVE FINANCIAL TREE, INC. DQ
EXERCISE FRIENDS, INC. CL
EXL CORP RV
EXORO GLOBAL, LLC CL
EXOTIC BACKYARD & PATIO FURNITURE, LLC CL
EXPEDITE VENTURES, INC.
EXPERION HEALTHCARE CAREER INSTITUTE, INC. AF
EXPRESS INVESTMENTS, INC. CL
EXTRAORDINARY IDEAS, LLC DQ
EXUINOX PROPERTIES, LLC AF
EZWHATSUP.COM, INC. DQ
FA2A INC. DQ
FAB ALL AND POWDERCOAT, INC. DQ
FACILE MANAGEMENT LLC RV
FAIRVIEW INCORPORATED CL
FALCON COMPANIES LLC CL

13

FILED #
LLC-10282-04
NOV 3 0 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

FALCONRY SOLUTIONS LLC CL
FAMILY LIFE ENTERPRISES, INC. CL
FANAIR INC. DQ
FAR WATERS, INC. CL
FAREQH COMMERCIAL HOLDINGS, INC. CL
FDF RESOURCES, INC. CL
FEBRINA REALTY LLC CL
FEDERAL ALLIANCE INVESTMENTS, LLC DQ
FEDERAL BUSINESS SERVICES & ACQUISITION INC. RV
FEMMES-INVEST LLC CL
FERRARI HOLDINGS INCORPORATED CL
FEYNIGHT, LLC DQ
FGS, INC. CL
FHG ENTERPRISES, LLC CL
FICK EYECARE, INC. CL
FIDELITY SECURITIES AND INVESTMENT INC. CL
FIDELITY VENDING FINANCIAL SERVICES, INC. RV
FINANCIAL BOUTIQUE, INC, THE CL
FINANCIAL FREEDOM RAINBOW, INC. CL
FINANCIAL OUTLOOK, INC. CL
FINANCIAL WAREHOUSE, INC., THE CL
FINDLOCALWORK INC. CL
FINEST ARTS AND PUBLISHING COMPANY, L.L.C., THE DQ
FIREWEED COMMUNICATIONS LLC CL
FIRST AMERICAN RESOURCES LLC CL
FIRST BLUE MOUNTAIN ENTERPRISES, LLC CL
FIRST CHOICE RENTALS INC. DS
FIRST FOCUS, INC. CL
FIRST GLOBIZ, INC. CL
FIRST SOURCE DATA, INC. CL
FIRST VICTORY HOLDING, L.L.C. DQ
FISKE SOFTWARE, LLC CL
FIT IN THE CITY,INC CL
FIT LADY PRODUCTIONS, INC. DQ
FIT ONE, INC. DQ
FITNESS EXPERT, INC. AF
FITNESSWAVE INC. CL
FITT, INC. AF
FIVE STAR BUTTER CO. CL
FIVE STARS MARKETING LLC CL
FLAME INTERNATIONAL, INC. CL
FLEET MANAGEMENT SERVICES CORPORATION CL
FLETCHER HEFFNER HIGGS COUNTY, INC. CL
FLORAL SERVICES, INC. CL
FLOTECH, LLC CL
FLOW SYSTEMS INCORPORATED CL
FLOYD MOBILE TIRE SERVICE INC. DQ
FMB, L.L.P. AF
FND CORPORATION CL
FORCED INDUCTION PRODUCTIONS, LLC DQ
FORESIGHT MANAGEMENT CORPORATION CL
FORWARD TELECOM SERVICES, LLC DQ
FORWARD TRADING ENTERPRISES, INC. DS
FOS VENTURES, INC. DQ
FOUNDATION FOR DISTRESSED HOMEOWNERS, INC, THE CL
FOUNDERS' LIBERATION FRONT LLC DQ
FOUR S HOLDINGS, LLC CL
FOURPERCENTLISTING.COM, INC. DQ
FOURTEEN NINETY TWO, LLC CL
FOY'S PAINTING, INC. CL
FP PRESS, LLC CL
FPL UNITED INC. CL
FRANKIE EMANUEL BUCKLEY, OVERSEER FOR TRASK CARE FOUNDATION, AND AF
FREDERICK W. ROVECAMP, PRESIDING ELDER FOR ESSENCE OF THE SOUL, AND DQ
FREEDOM 2000, INC. CL
FREEDOM CUSTOM HOMES LLC CL
FREEDOM ONLINE, LLC RV
FREEPORT PARTNERS, LLC CL
FRESH START CREDIT, INC. CL
FRESHSTART PROPERTIES, INC. CL
FRONTLINE SECURITY TECHNOLOGIES, INC. CL
FRYER COURT LLC CL
FSA HOLDINGS, LTD. CL
FUETAGI ASSETS, LLC CL
FUJITOYO INC. CL
FULL SPECTRUM INVESTMENTS LLC DQ
FUN KITTY INC. CL
FUNDAMENTAL FINANCIAL INC. CL
FUTURE BEVERAGES, INC. DQ

FUTURE COMMUNICATIONS, LLC CL
FUTURE FORTUNE INVESTMENTS, INC. CL
FUTURE PLANNING, INC. CL
FUTURE ROBOTIC SYSTEMS TODAY LLC CL
G & S SYSTEMS, INC. CL
G AND D DAVIS CORPORATION CL
G STREET SAN BERNARDINO LLC CL
G.I. SELECT INC. CL
G.O.A.T. INVESTMENT GROUP, INC. DQ
GADGET VISION, LLC CL
GAELIC GREEN INVESTMENTS, LLC CL
GAGIE USA IN NEVADA, LTD. DQ
GALILEE BROKERS INTERNATIONAL, INC. CL
GAMBLINGVISION GROUP INC. CL
GAMC LLC CL
GAMMA ARCADE, LLC CL
GARLENE GROUP, LLC, THE CL
GARNET TELECOM INC. RV
GARNIER GROUP AND ASSOICATES, LLC CL
GARSKE PROPERTIES LLC DQ
GARTNER PRODUCTIONS LLC CL
GARY LEE CAVENDER, OVERSEER OF THE PI RANCH, AND HIS SUCCESSORS, A CL
GARY MICEK HOLDINGS, LLC DQ
GARY SHEPHARD, OVERSEER OF THE FRONT LINE MINISTRIES, AND HIS CL
GBL CONSOCIATION LLC DQ
GCHQ LLC DQ
GDI ENTERPRISES, INC. DQ
GDS PARTNERS, LLC CL
GECO HOLDINGS, LLC CL
GEDDES HIEMSTRA DEVELOPMENT, LLC CL
GEDDES INVESTMENTS, LLC CL
GEESLING GASSAWAY COUNTY, INC. CL
GELU TECNOLOGIA, INC. CL
GEMCOLORS INTERNATIONAL, INC. CL
GEMMA GUCCI GOURMET FOODS INC. DQ
GENDESIC, INC. DQ
GENE CIPRIANO, ADMINISTRATOR OF THE ORDER OF INFINITY SOLE, CL
GENERAL BUSINESS TECHNOLOGY INTERNATIONAL, LLC CL
GENEROES INC. DQ
GENESIS RESOURCES, INC. CL
GENEVA ROSS HOLDING LLC AF
GENISIS ENTERTAINMENT, LLC DQ
GENUS TECHNOLOGIES INC. CL
GEOICONICS LLC CL
GEORGE WYTHE CAPITAL, LLC DQ
GEORGIAN DOT COM, LLC RV
GEOSPHERE RESOURCES CORP. DQ
GERMAIN CAPITAL INC. CL
GET PAID INVESTMENTS, INC. CL
GFY CONSTRUCTION & RESTORATION,INC DQ
GHB, LLC DQ
GHS INTERNATIONAL, LLC. CL
GIFTS OF ENCOURAGEMENT, INC. CL
GIGA, INC. CL
GIGAHERTZ, INC. CL
GIGGLING GORILLA PRODUCTIONS, LLC CL
GIGLES, LLC DS
GIVE4FREE, LLC DQ
GLASS SLIPPER PRODUCTIONS, INC. DQ
GLEN GARY CONSULTING, INC. CL
GLOBAL AFFILIATE NETWORK, INC. CL
GLOBAL ALTERNATIVE INVESTMENTS, LLC CL
GLOBAL ASSET SERVICES, INC. DQ
GLOBAL AUTO GROUP INC. CL
GLOBAL EBUSINESS SERVICES, INC. CL
GLOBAL ELITE CONCIERGE SERVICES, LLC CL
GLOBAL FACILITIES SERVICES LLC CL
GLOBAL GUARANTEES INC CL
GLOBAL LINK ADVISORS, INC. AF
GLOBAL LINK TECHNOLOGY, INC. CL
GLOBAL MEDIA FUND, LLC CL
GLOBAL MEDICAL PRODUCTS HOLDINGS, INC. DQ
GLOBAL MERCHANT SOLUTIONS INC. CL
GLOBAL NURSES ONLINE INC. CL
GLOBAL PRODUCT AND CONCEPTS, INC. AF
GLOBAL TRADERS INTERNATIONAL INC. RV
GLOBAL WORLD TRACKING, INC. CL
GLOBALADSOURCE, INC. CL
GLOBALNET SERVICES, INC. CL

14

FILED #
LLC-6576-04
NOV 3 0 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

GLOBALSTB, INC. CL
GLOVESPLAY LLC CL
GLUSICA ENTERPRISES, INC. CL
GLYNDORIAN LTD. (US) DQ
GM PROPERTIES, LLC DQ
GMIAMERICA.COM, INC. CL
GMS DEVCO LLC CL
GMT CAPITAL LLC CL
GNOSTIC INVESTMENTS INTERNATIONAL, INC. CL
GNPI GAMELL NATURAL POWER INC. DQ
GOBIN GROUP, INC., THE CL
GOE LIMITED PARTNERSHIP CL
GOFORIT ENTERTAINMENT, LLC CL
GOLD AND SILVER CLUBS, INC CL
GOLD MEDAL MENUS, INC DQ
GOLD STAR INVESTMENTS LLC DQ
GOLD STAR MANAGEMENT CL
GOLDEN CACHET, INC. DQ
GOLDEN SNAIL INVESTMENTS LTD. CL
GOLDEN STATE STRILBUTION INC. CL
GOLDEN STATE VENTURES, LLC CL
GOLDEN TREASURES INTERNATIONAL, INC. DS
GOLDENLAD, INC. CL
GOLDMAN FINANCIAL RESOURCES, INC. CL
GOLDMAN GALLERY LLC CL
GOLDMILLS MARKETING LLC CL
GOLDWAY INTERNATIONAL TRADING, INC. CL
GOLFDUDE.COM, INC. CL
GOLSTON COUNTY, INC. DQ
GONTIG, INC. CL
GOOD HEALTH MANAGEMENT, LLC CL
GOODSTATE HOLDINGS, INC CL
GOODSTATE PROPERTY ONE LLC DQ
GORDIAN TECHNOLOGIES CORP CL
GOTHISCANDZA, INC. CL
GOURMET FOOD EXPRESS INC. CL
GRACE COUNTY FOUNDATION, INC., A NEVADA NONPROFIT CORPORATION CL
GRAND COLO, LLC DQ
GRAND DIAMOND RACHADA CORPORATION DQ
GRANDER GROUP, LLC, THE CL
GRAY HUNTER LLC CL
GRAYPARK, LTD. CL
GRAYROCK CONSTRUCTION, LLC CL
GRC, LLC DQ
GREAPRO LLC CL
GREAT INTERNATIONAL FOODS INC. CL
GREAT LAKES VALUE, INC. CL
GREAT REPUTATIONS INC. CL
GREATER SOUTHWEST PROPERTIES L.L.C. CL
GREATWAY INC. CL
GREED CAPITAL INC DQ
GREEN ENERGY GROUP, INC. DQ
GREEN LIENS INC. DQ
GREEN VALLEY ENTERPRISES, INC. CL
GREEN VALLEY PINES, INC. CL
GREENFIELD ASSOCIATES, LLC DQ
GREENHILL FINANCIAL INC. CL
GREENWOOD BUSINESS GROUP, LLC, THE CL
GREGORY VOYTICEK LLC CL
GREYFOX ENTERPRISES LLC CL
GRIGGS INCORPORATED CL
GROUNDHOG EXCAVATION, LLC CL
GROUP DYNAMICS INC. CL
GROUP K NEVADA INC. DQ
GROUPPE KUROSAWA AMERICA, LLC CL
GSC. SERVICES, LLC DQ
GT STAFFING INC. CL
GT VENTURES, L.L.C. CL
GTA TELECOMMUNICATION INC. CL
GTL GROUP, INC. DQ
GUADALUPE EXPORTS & PRODUCTS LLC DQ
GUARDIAN FINANCIAL SERVICES, LTD. DQ
GUIKO LLC AF
GUILDHALL MUSIC LLC CL
GVT CAPITAL PARTNERS, LLC CL
H & T NEVADA INC. DQ
H C PHONE SERVICE, LLC CL
H. MADISON INVESTING, LLC AF
H.D. MARTIN CORPORATION CL

15

FILED #
C-18331-03
NOV 30 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

H.S. KAPLAH, INC. DQ
H2 SQUARED INC. CL
HADUN ASUD EL, OVERSEER OF ANINNAKI OF NIBIRU AND HIS SUCCESSORS, A DQ
HAJC INVESTMENTS, L.L.C. CL
HALCYON LTD DQ
HAMBRO ASIA CORP. DQ
HAMILTON FINANCIAL FOUNDATION, INC. DQ
HAMILTON FOUNDATION, INC. CL
HAMMERSTONE GROUP, INC., THE CL
HAMMOND PROPERTIES LLC CL
HAMO AUTOMOTIVE, INC. CL
HAMRO INTERNATIONAL CL
HANOVER F/X ASSOCIATES LLC CL
HARD DAY'S WRITE ENTERTAINMENT, LLC DQ
HARMONY DESIGN CONSULTING LLP CL
HAROLD E MADELOCO INVESTMENTS INC. CL
HARRIS & HARRIS MARKETING, INC. CL
HARTSELL INVESTMENTS LLC DQ
HASELTINE PHOTO LLC RV
HAVILA, INC. DQ
HAWAIIAN INVESTMENT PARTNERS GROUP LLC CL
HAWAIIAN REORGANIZATION COMMITTEE LLC AF
HBL, INC. CL
HBU INVESTMENT CORPORATION DQ
HCA, INC. CL
HCAFRANCHISE CORPORATION CL
HEALING COMMUNITY, INC. CL
HEALTH DEVELOPMENT SERVICES INC. DQ
HEALTHCARE ANALYTICS, LLC CL
HEALTHCARE MARKETING GROUP, INC., THE CL
HEALTHCARE STAFFING PARTNERS, INC. CL
HEALTHY PETS MEDIA DISTRIBUTION, INC. DQ
HEFLEY ENGINE COMPANY, INC. DQ
HELL RIDE CREW, LLC CL
HELPING HAND INVESTMENTS, INC. CL
HERBAL WEIGHT LOSS, INC. CL
HERETIC ENTERPRISES, LLC CL
HERITAGE BUILDERS, INC. DQ
HERMAN ENTERPRISES, INC. DQ
HERMOSILLO IMAGING, LLC DQ
HEXAGON PROPERTIES INC. DQ
HI IMPACT MARKETING LLC CL
HI TECH SYSTEMS INCORPORATED CL
HI-SOURCE TECHNOLOGIES, INC. DQ
HI-TECH SOFTWARE, LLC CL
HIDALGO EXPORTS DISTRIBUTION LLC DQ
HIDE AWAY CORP DQ
HIGH ROLLER HOLDINGS INC. DQ
HIGH SPIRITED MANAGEMENT, INC. CL
HIGH UINTA MANAGEMENT INC. CL
HIGHER ARC ENTERPRISES, INC. DQ
HIGHER EDUCATION INSTITUTE CL
HIGHWAY 84 INC. CL
HILLCREST ENTERTAINMENT, LLC DQ
HILLCREST MANOR LLC AF
HILLS DEVELOPMENT, LLC, THE DQ
HIS PROPERTIES, LLC DQ
HISTORIC ROADWAYS PROJECT INC., THE DQ
HIT ROCK RECORDS, INC. DQ
HITECH VISION, INC. CL
HM INVESTMENTS, INC. CL
HMF PROPERTIES, LLC CL
HO BUSINESS, LLC, THE CL
HOCAM, INC. CL
HOLE IN ONE PRODUCTIONS LLC AF
HOLLAND HOLDINGS, LLC CL
HOLLYHILL BARUCH COUNTY, INC. DQ
HOLLYWOOD INVESTMENTS LLC AF
HOLOGENIX INC. CL
HOLOMUA HOLDINGS, LLC DQ
HOME ENERGY MANAGEMENT SERVICES, INC. AF
HOMERSON CORPORATION CL
HOMES AND REAL ESTATE INC. CL
HOMETOWN BUSINESS SOLUTIONS, INC. CL
HOMETOWN PROPERTIES, LLC CL
HONG KONG HOLDINGS, LTD. CL
HOOVER CAPITAL INVESTMENTS, LLC CL
HOSPITALITY NETWORK USA, LLC CL
HOT DESERT KNIGHTS, INC. CL

16

FILED #
C-33520-03
NOV 3 0 2004
IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

HOTELS LOCAL, INC. CL
HOTHOUSE SPONTANEOUS THEATRE CONSERVATORY DQ
HOTLINE GEAR INC. CL
HOUSE INVEST, LLC CL
HOUSE OF TRUTH MINISTRIES CL
HOW2 GROUP INTERANATIONAL INC. CL
HOWARD A. ZIMMERMAN, INC. DQ
HRC INDUSTRIES INC. CL
HSM BROKERAGE SERVICES AF
HUCK C CORPORATION DQ
HUGH BIOTECH CORPORATION DQ
HUMAN ESSENCE RESEARCH CORP. DQ
HUMBOLDT-PACIFIC, INC. DQ
HUNRAD VENTURES, LLC DQ
HUNTSMAN INTERNATIONAL CORPORATION CL
HUSTON ENTERPRISES LLC CL
HXC HOLDINGS, LLC CL
HYDRATION SPECIALTIES, LLC DQ
HYDRODYNE LLC AF
HYPOWER FULE INC. CL
I.D.Q.B.S. INC. AF
I.O. TECHNOLOGIES, LLC CL
I.T. KLOEFKORN, OVERSEER OF THE DOVE MINITRIES, AND HIS SUCCESSORS, A CL
IBN - I BUY NOTES, LLC CL
IC SOLUTIONS, INC. CL
ICECOLD LLC RV
ICELANDIC MODELS USA, INC. DQ
ICHOR CORP. CL
ICUNA NETWORKS INC. DQ
ICWS INTERNATIONAL, LLC DQ
ID INNOVATION LTD. CL
IDAHO PURE WATER SYSTEMS, LLC AF
IDCR INTERDATA CONSULTING LTD. DQ
IDEAL AMERICAN PROPERTIES INC. CL
IDM CONSULTING CORPORATION CL
IDONGSWEET REAL ESTATE INVESTMENT LLC CL
IGNACIO MODESTO PEREZ, LLC CL
IHCFA, LLC CL
IKEBA, INC. CL
IM GROUP, INC. CL
IMAGE EVENTS WORLDWIDE LLC DQ
IMANAKOMBO INC. CL
IMC, INC. CL
IMEC, LLC CL
IMI, LLC DQ
IMMIX DATA INC. CL
IMPACT INVESTMENT SOLUTIONS, LLC CL
IMPACT MEDICAL SOLUTIONS, INC. CL
IMPORT BUILDERS LLC DQ
IMPORTED INTERIORS, INC. CL
IN THE BEGINNING INCORPORATED AF
INC MANAGEMENT, INC. CL
INCLINE NETWORKS LLC CL
INCLINE VENTURES LIMITED CL
INCOMECONNECTION, LLC DQ
INDEPENDENT ADVOCATES MANAGEMENT, LLC DQ
INDEPENDENT INVESTMENT SERVICES, INC CL
INDEPENDENT TECHNOLOGIES CORPORATION CL
INDEPOT & COMPANY INC. CL
INDIGENOUS PEOPLES INSTITUTE LTD. CL
INDIGO ENTERPRISES, INC. DQ
INDIGO SYNCHRONICITY, LTD DS
INDUS VALLEY EMPIRE CORPORATION CL
INET TECHNOLOGY, LLC DQ
INFINIBIT, INC. CL
INFINITE MONKEY FACTORY, LLC CL
INFINITY DISTRIBUTION NETWORK, INC. DQ
INFORMATION RESEARCH SPECIALISTS, INC. DQ
INHARMONY, LLC CL
INKJETS USA LLC CL
INNOVATIVE ENERGY SOLUTIONS, INC. CL
INNOVATIVE LIVING, INC. CL
INNOVATIVE MANUFACTURING INC. CL
INOLLL LC DQ
INSPECTOR TWELVE, INC. CL
INSPIRED THEATRE PRODUCTIONS, INC. CL
INSTANT SELF HELP CO. CL
INSURANCE TRANSPORTATION MARKETING, INC. DQ
INTEGRATED BODY SYSTEMS, INC. RV

17
FILED #
C-19777-04
NOV 30 2004
IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

INTEGRITY MEDS LLC CL
INTEGRITY REAL ESTATE GROUP LLC DQ
INTELLECARE.COM, INC. DQ
INTELLECT, INC. CL
INTELLIGENT EQUATION INCORPORATED, LLC DQ
INTELLIJET MARINE, INC. AF
INTELLIVEST GROUP INC. DQ
INTERACTIVE MANAGEMENT SYSTEMS INC CL
INTERCESSORS, LLC, THE DQ
INTERGLOBAL INDUSTRIES, INC CL
INTERINVEST (LAS VEGAS) INC. DQ
INTERNATIONAL BUSINESS DEVELOPMENT GROUP FOR THE DISABLED, INC. AF
INTERNATIONAL COMMUNICATIONS NETWORK, LLC CL
INTERNATIONAL CUSTOM SERVICES, INC. CL
INTERNATIONAL FINANCIAL INVESTIGATIONS, LLC CL
INTERNATIONAL INVESTMENT FUND, LLC CL
INTERNATIONAL MEDICAL STAFFING GROUP, INC. RV
INTERNATIONAL NANOTECHNOLOGY CORP DQ
INTERNATIONAL NETWORK CONTROL, INC. DQ
INTERNATIONAL NURSE STAFFING, INC. DQ
INTERNATIONAL PHARMACEUTICAL DELIVERY LLC DQ
INTERNATIONAL PUBLISHERS CONSORTIUM, LLC DQ
INTERNATIONAL SOLUTIONS GROUP LLC DQ
INTERNATIONAL TECHNICAL STAFFING SOLUTIONS, INC. CL
INTERNET ACCESS PROVIDERS DATACOM CL
INTERNET MARKETING SOLUTIONS SERVICES LLC CL
INTERNET MARKETING SOLUTIONS, INC. DQ
INTERSTATE LEASING, LTD. DQ
INTRINSYS, INC. TEMPERAMENT ANALYSIS COUNSELING SERVICE CL
INTUITIVE FINANCIAL, INC. CL
INVENTIVE NOTE SOLUTIONS, INC. CL
INVESTING 101, INC CL
INVESTMENT STRATEGIES,LLC CL
INVESTMENT TRAINING STRATEGIES, INC. DQ
INVESTMENT VENTURES LLC CL
INVESTORS DEVELOPMENT, INC. DQ
INWOOD DEVELOPMENT CORPORATION CL
IOI QUANTUM COMPUTING, INC. DQ
IP DIRECT, LLC CL
IRANIAN EARTHQUAKE FUND DQ
IRISHMARG 1 CORP CL
IRON MOON INDUSTRIES LLC CL
IRONBOUND MARKETING SERVICES, INC. DQ
IRONWOOD HOUSE B & B, LLC DQ
IRS PROS, INC. CL
ISENSU LLC RV
ISICS, INC. AF
ISIFT TECHNOLOGIES COMPANY, INC. CL
ISOLINA FIROOZIEH, ADMINISTRATOR OF THE ORDER OF YO SOY*, AND HER SUCC CL
ISPARKS, INC. CL
IST RESOURCE MANAGEMENT, INC. AF
IT ALLIANCE GROUP, INC. CL
IT EDUCATION LABS INC DS
IT GIRL PUBLIC RELATIONS INC. CL
IT PERFORMANCE CONSULTANTS LLC CL
ITCERV, INC. CL
ITG INTEGRATED TECHNOLOGY GROUP, INC. CL
ITX COMMUNICATIONS, LLC CL
IVY WORLDWIDE, INC. DQ
IWF2, INC. AF
IZ SYSTEMS, LLC AF
J & J FREIGHT BROKERS LLC AF
J & J OF TEXAS, LLC CL
J & R ENTERTAINMENT, INC. CL
J D I GLOBAL TRADING CORPORATION DQ
J LYNN DEVELOPMENT OPPORTUNITIES LLC CL
J&T ENTERPRISES GROUP LLC AF
J-PAC ENTERPRISES CORPORATION CL
J. BLADE ENTERPRISES, INC. CL
J. PRICE, L.C. DQ
J. WILD DEVELOPMENT CORPORATION CL
J.A.C. ASSOCIATES, INC. CL
J.C. MARTIN CORPORATION CL
J.C.G. CONSULTING INC. DQ
J.K.T. ENTERPRISES, LLC CL
J.K.Y. INC CL
J.P.T. CONSULTING , INC. CL
J3 ENTERPRISES GROUP LLC CL
JACKSON-MCCONNELL, LLC CL

18

FILED #
LLC-2834-04
NOV 3 0 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

JAD, INC. CL
JADE GROUP INTERNATIONAL, INC. CL
JADELINE INVESTMENT GROUP LLC CL
JAI TRANSACT LLC DQ
JAK-HOMEINVESTORS, LLC CL
JALMAN INTERNATIONAL, LLC DQ
JAMAA WEST INC. CL
JAMES A. ROSZEL, INC. RV
JAMES E. CURRY, LLC CL
JARDINAGE INTERIORS L.L.P. CL
JASE HUMANITARIAN MISSION, LTD. DS
JASON FROST LC CL
JB3 INVESTMENTS, INC. CL
JBDUN PROPERTIES LLC DQ
JCORR, LLC CL
JDA MARKETING INC. CL
JEBC2, LLC DQ
JEK LLC AF
JEN-JEF HOLDINGS, LLC RV
JEREMY KAAIAKAMANU ASSOCIATES INC. CL
JET DIRECT SERVICE, LLC DQ
JET HOLDINGS ENT. CO., LLC CL
JETBLADE INC. CL
JETCO MARKETING INC. CL
JEWELS OF CULTURES, LTD DQ
JHA TAX, LLC CL
JIM'S AUTO SALES INC. CL
JIMRON CONSTRUCTION LLC CL
JJ & R INVESTMENTS LLC CL
JJND INNOVATIVE HOME INVESTMENTS LLC CL
JLH DEVELOPMENT, INC. CL
JNL CONSULTANTS, LLC CL
JOEJAC INC. CL
JOEROB HOLDING L.L.P. CL
JOEYFRESH INC. AF
JOHNSTOWN ENTERPRISES, LLC CL
JOLIE PROPERTIES, LC DQ
JONES MEARA CORPORATION AF
JOSEPH BERNARD BRUNSON, CHAPLAIN OF BRUNSON OUTREACH*, AND HIS SUCCESS CL
JOSEPH COHEN OVERSEER OF THE PALM FAMILY EDUCATIONAL MINISTRIES, AND DQ
JOSEPH SCHIESS, OVERSEER OF JOSEPH PATRIARCHAL ORDER, AND HIS CL
JPB FABRICATION SERVICES, INC. DQ
JPI WORLDWIDE INC. CL
JR SOLUTIONS, LLC DQ
JRK HOLDINS INC. DQ
JSSP LLC DQ
JULINX LTD CL
JUNGLE JUICE INC. CL
JUNIPER HILL ALPACAS, LLC CL
JUST-IN-CASE INVESTMENTS, INC. CL
JWJ INVESTMENTS, LLC CL
K & A INTERNATIONAL ASSOCIATES, LLC CL
K & M CONSULTANTS LLC DQ
K-BREN MARKETING ASSOCIATES LLC CL
K.I.P. ENTERPRISES, INC. CL
K.T.F. ENTERPRISES CL
KA'AHELE ENTERPRISES, LLC CL
KABB HOLDINGS INC. DQ
KACHINA DANCER ENTERPRISES, INC. CL
KACHINA DANCERS ENTERPRISES, INC. CL
KAIROS GLOBAL GROUP, INC. DQ
KAIROS INVESTMENTS, LLC DQ
KAIZEN EVENTS LLC AF
KALEX INVESTING, INC. CL
KAMIKAZEE MEDIA, LLC CL
KANGUBO WORLDWIDE LLC CL
KAPITAL INVESTMENTS LLC DQ
KAPITAL INVESTMENTS ONE, LLC DQ
KAPPEL ENTERPRISE LC DQ
KARMAR, INC. CL
KASTWAY, LLC DQ
KAT DADDY TATTOO, LLC DQ
KATMAC ENTERPRISES, LLC CL
KATMAC IMPORTS, INC. AF
KATMAI INC. CL
KAY BEE ENTERPRISES, LLC DQ
KCM SISTERS ENTERPRISES, LP CL
KEESHONDEN CORP. AF
KEITH M. HENRY, DIRECTOR OF THE PHASE 3 MINISTRIES, AND HIS CL

19

FILED #
C-8103-04
NOV 3 0 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

KEMPOTRAINING.COM, INC. CL
KENJI MANAGEMENT, INC. CL
KENNETH K. TURNER, DISCIPLE OF THE BODY OF CHRIST AND HIS SUCCESSORS, CL
KENSINGTON BURKE LLLP CL
KERN RESOURCES LLC DQ
KESTREL GROUP, INC. CL
KHC PACIFIC, LLC DQ
KID KINETX LLC CL
KID SOUP CORPORATION CL
KIDRON HOPE, INC. CL
KIMSTAR LLC DQ
KINETIC MATERIALS, INC. CL
KINGDOM FINANCIAL SOLUTIONS, INC. CL
KINGDOM HERITAGE INVESTORS M.E. INC. CL
KINGSON INTERNATIONAL INC. CL
KIPT NETWORK SERVICES LLC CL
KIRIN KAUR KHALSA, REVEREND OF ONE HEART WORLD SOCIETY*, AND HER DQ
KIRIN KAUR KHALSA, REVEREND OF QUEEN OF DIAMONDS SOCIETY*, AND HER DQ
KISS 'N MAKE UP, INC. CL
KKC ENTERPRISES LLC DQ
KLB ASSOCIATES, LLC CL
KLT CONSULTING INC. DQ
KMG DISTRIBUTORS LLC DQ
KMK PROPERTY MANAGEMENT CORPORATION CL
KNOWLEDGE FUNDAMENTALS INC. CL
KNOWLEDGEJIT, INC. DQ
KOBE HOLDINGS LLC DQ
KOHAN INCORPORATED CL
KOHRITSU USA, INC. CL
KRAL COMPANY CL
KRISTIAN ENTERPRISES, INC. DS
KTC ENTERPRISES CORPORATION CL
KUKATA INC. CL
KUY-KENDALL CATERING, INC. AF
KV331 AUDIO, LLC DQ
KYVISTA INC. CL
L & D ENTERTAINMENT, LLC DQ
L & M SERVICES INC. CL
L&P MANAGEMENT & REALTY LLC DQ
L&S IMAGE EXSPRESSION INC. CL
L.D.M. HOLDINGS LLC CL
LA CAPITAL INVESTMENT, LLC CL
LA NEVADA ENTERPRISES, LLC CL
LA WEST, LLC CL
LADCO INC. CL
LADICO ENTERPRISES, INC. DQ
LAESCH COPYING LLC CL
LAKESHORE LINENS, INC CL
LALACHIP, INC. CL
LAM'S INVESTMENTS, LLC CL
LAMB-O ENTERPRISE, INC. CL
LANCON FUNDING, INC. CL
LAND ACQUISITION GROUP, LLC CL
LAND SALES DEVELOPMENT, LLC CL
LANDWORK VENTURES, INC. DQ
LANKS, INC. DS
LAPICE LLC DQ
LARA INTERNATIONAL, LLC CL
LAS VEGAS CAMERAWORKS LLC CL
LATINUM CORPORATION CL
LAV INC. CL
LAVENDON FUNDING INC. CL
LAW OFFICE OF DAVID B. HUSS, P.C. INC. CL
LAZYOLOGY INTERNATIONAL INC. DQ
LCM CONSULTING LLC CL
LCMT LLC CL
LDDS DEVELOPMENT, LLC CL
LEADING CHOICE TELECOMMUNICATIONS, INC. CL
LEADSOURCE MARKETING, LLC DQ
LEAPFROG CORP. CL
LEARNING INSTITUTE OF AMERICA, LLC CL
LEEMER ENTERPRISES, INC. CL
LEGAL ADVISORY OFFICES INC. AF
LEGAL PLANS OF AMERICA, INC. CL
LENDING SOURCE, LLC, THE CL
LEO LINKS, LLC CL
LEO0391 LLC DQ
LES PALADINES, LLC CL
LESCHOIX-BD, INC. AF

20

FILED #
C-9076-04
NOV 30 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

21

FILED #
LLC-14156-04
NOV 30 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

LET ME DO IT LLC CL
LEXINGTON FINANCIAL GROUP, INC. CL
LEXPERT LLC CL
LG DEVELOPMENT, LLC CL
LICENSEDCARE.COM,INC. AF
LIFEMEDICA INC. CL
LIGHT STATION, INC. CL
LIGHT WORKS INC. CL
LIGHTFEATHER, LLC DQ
LIGHTHOUSE INVESTING GROUP, INC. CL
LIMBO, LLC CL
LINDSEY LIMITED PARTNERSHIP CL
LINEAVA CORPORATION DQ
LINJON, INCORPORATED CL
LION CONSULTING GROUP, INC. CL
LIQUID MINDS LLC DQ
LIQUID TRAFFIC LLC CL
LITTLE BIT SOUTHERN CORPORATION CL
LITTLE ITALY FOUNDATION, INC. AF
LITTLE SHOE SHOP, LLC CL
LITTLE VEGAS INC CL
LIVING SETTLEMENTS MANAGED FUND TRANSACTION, LLC DQ
LIVING WELL HEALTHCARE INC. CL
LLLWB MANAGEMENT LLC CL
LLOTB, INC. CL
LLOYD HAYS LC DQ
LOG HOME PIONEERS, INC. AF
LOG HOMES CONCEPT, LLC DQ
LOGANVILLE FISHERIES INC. CL
LOMBARDO GELATO COMPANY CL
LONE STAR INTERNATIONAL ENERGY INC. CL
LONGS INVESTMENT, INC. DQ
LOOMIS FUND, LLC CL
LOS ALAMOS EXPORTS & PRODUCTS LLC DQ
LOS DIEZ BORRACHOS LLC CL
LOS MILLONARIOS LLC DQ
LOVE BEEP LLC DQ
LOVE TAGS, INC. DQ
LOVEANDFOUND.COM, INC. CL
LOWRIDER MONEY, LLC DQ
LOWRIDER SERVICES, LLC DQ
LPS ENTERPRISES, INC. CL
LS MOTORSPORTS, LLC CL
LT INVESTMENTS, LLC CL
LTCI CONSULTING, LLC DQ
LUGENTOM GROUP LIMITED CL
LUITA HOLDING LLC RV
LUXSHMI INVESTMENTS, INC. CL
LV INVESTMENT CORP. DQ
LVA MANAGEMENT, LLC CL
LVV ENTERPRISES INC. CL
LYA, INC. DQ
LYNN WILSON CONSTRUCTION, INC. CL
LYNNWOOD ENTERPRISES, LLC CL
LYNX ENGINEERING, LLC CL
M I A GRILL COMPANY L.L.C. CL
M INDUSTRIES, LLC DQ
M T B INVESTMENTS, L.L.C. AF
M&TRL, INC DQ
M-N SUPPLY, INC. CL
M.I.N.D. GROUP INC., THE CL
M.J. ISRAEL COMPANIES CL
M2 COMMUNICATIONS, LLC CL
M3 MARKETING INC. CL
MA'AT SOLUTIONS INC. CL
MAB PARTNERS LLC DQ
MACHINERY & CONVEYORS, INC. CL
MACK ENTERTAINMENT GROUP LLC DQ
MACRO POLO, INC. RV
MACROLABS, INC. AF
MADISON PRODUCT DISTRIBUTION L.L.C. DQ
MAGELLAN CARTOGRAPHICS, LLC CL
MAGILL STRATEGIC CAPITAL, INC. RV
MAGNETILE ART, INC DQ
MAGNOLIA FINANCIAL SERVICES, INC. CL
MAGNUM CAPITAL MANAGEMENT LLC CL
MAHAN PROPERTIES, LLC CL
MAHNKEN LIMITED COMPANY CL
MAIL CALL, LLC AF

22

FILED # C-9132-04
NOV 30 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

MAILING SYSTEMS INTERNATIONAL, INC DQ
MAILROOM SOLUTIONS, LLC CL
MAILROOM SOULTIONS, LLC DQ
MAINFRAME SYSPROG RECOVERY, LLC CL
MAKAWANA LLC DQ
MAKEWAY INTERNATIONAL CORPORATION CL
MALIBU NATIVE PARTNERS LLC CL
MALLWITZ OPEN SOURCE TECHNOLOGIES, INC. CL
MALTEZO CORPORATION CL
MANAGED ASSET RECOVERY, LLC DQ
MANAGED BEHAVIORAL HEALTHCARE RESOURCES, INC. DQ
MANAGEMENT CONSULTING PARTNERS LLC CL
MANAGEMENT INFORMATION SYSTEM SOLUTION, INC. CL
MANAGING DIRECTOR OF IMAGINE*, AND HIS SUCCESSORS, A CORPORATION DQ
MAKAWANA LLC DQ
MAKEWAY INTERNATIONAL CORPORATION CL
MALIBU NATIVE PARTNERS LLC CL
MALLWITZ OPEN SOURCE TECHNOLOGIES, INC. CL
MALTEZO CORPORATION CL
MANAGED ASSET RECOVERY, LLC DQ
MANAGED BEHAVIORAL HEALTHCARE RESOURCES, INC. DQ
MANAGEMENT CONSULTING PARTNERS LLC CL
MANAGEMENT INFORMATION SYSTEM SOLUTION, INC. CL
MANAGING DIRECTOR OF IMAGINE*, AND HIS SUCCESSORS, A CORPORATION DQ
MAPLE HILL PUBLISHING CO. DQ
MAPLECH GROUP CO. LTD. DS
MAPLEWOOD AVENUE, LLC CL
MAR Y SOL CONDOMINIUMS UNIT 501, INC DQ
MARC ENTERPRISES, LLC CL
MARC H. BALDINGER, INC. AF
MARDEN ENTERTAINMENT, INC. CL
MARIENKAFER PROJECTS INC DQ
MARINE CONSULTING FIRM, L.L.C., THE DQ
MARINE JET TECHNOLOGY CORP. CL
MARINE OPTIONS, INC. CL
MARIO J. GARCIA, TRUSTEE IN TRUST OF GRACE MINISTRY*, AND HIS SUCCESS- CL
MARK E. MORAND, PASTOR OF COUNTRY CHAPEL, AND HIS SUCCESSORS, A CL
MARK S. FEENER, DIRECTOR OF DOCTRINE IN ACTION MINISTRIES, AND HIS CL
MARK V PROFESSIONAL CONSULTANTS, LLC CL
MARKET CAPITAL MANAGEMENT, INC. CL
MARKET RESEARCH SERVICES, LLC DQ
MARKET SIMPLE INC. CL
MARKETING ASSOCIATES LLC CL
MARKETING BLASTER, INC. AF
MARKETING ESSENTIALS, INC. CL
MARKETZERO PROPERTIES, LLC CL
MARKIM, INC. CL
MARQUIETTE, INC. AF
MARTECH 21 DEVELOPMENT,LLC CL
MARTER DEVELOPMENT, INC. CL
MARTIN & MARTIN INVESTMENTS, LLC AF
MARTIN LUKOWITSCH, INC CL
MARVALOUS WORKS ENTERTAINMENT INC. CL
MARVEL VENTURES, LLC CL
MAS CAPITAL INC. CL
MASTER ETCHING PLATES CO. DQ
MASTER FINANCIAL OF CALIFORNIA, INC. DQ
MASTER TECH AUTO, LLC CL
MASTER'S MISSION MINISTRIES, INC., THE CL
MATRIX CONSULTING CORP. CL
MATRIX CONSULTING SERVICES LLC DQ
MAUITRADINGCOMPANY.COM,LLC DQ
MAYA-JOY:, :PRESIDING-STEWARD/TRUSTEE, AND HIS/HER SUCCESSORS, A CL
MB PARTNERS LLC DQ
MBA SOLUTION, INC. CL
MBE INC. CL
MC AND SONS LIMITED PARTNERSHIP CL
MC TESORI, INC. AF
MCCALL ENTERPRISES LTD. DQ
MCCORKLE CONSULTING CL
MCM VENTURES LLC CL
MCS MANAGEMENT GROUP, INC. CL
MEARTH CORPORATION CL
MECEE INC. RV
MED FOOD INC. DQ
MED-LIFE MEDICAL MANPOWER RESOURCES, INC. DQ
MED-TEMP SERVICES, INC. DQ
MEDIA 3 LIMITED CL
MEDIA ASSOCIATES LLC CL

MEDIA EXCEL INC DQ
MEDIA IDEAS, LLC CL
MEDIAMASS, INC. DQ
MEDICAL EDUCATION FOUNDATION, INC. AF
MEDICOLEGAL RESOURCE ASSOCIATES LLC CL
MEDTRACK CORPORATION CL
MEGA FUNDING & INVESTMENTS, INC. CL
MEL LOY, DIRECTOR OF THE MELOBIE FOUNDATION, AND HIS SUCCESSORS, A CL
MELANCO, INC. CL
MELONS, INC. CL
MELVAN ENTERPRISES INCORPORATED CL
MENTOR ESPERANTO LLC DQ
MERCARI LLC DQ
MERCHANT SERVICES CORPORATION CL
MERCURY DEVELOPMENT LLC CL
MERCURY SOLAR ANKH LLC CL
MESSAGE FROM ABOVE MINISTRIES, INC CL
MESSENGER FINANCIAL MANAGEMENT, INC. CL
MESTIZA ENTERTAINMENT LLC CL
METATRON INC. CL
MEZCALA RANCH FOODS CORPORATION DQ
MFC ENTERPRISES, INC. CL
MGAF, LLC CL
MGN GROUP, INC. CL
MH ESTANCIA FUNDING, LLC CL
MIDDLE PATH STUDIO, LLC DS
MIDDLE SHARK INDUSTRIES, LTD CL
MIDWEST CENTRAL PROPERTIES, INC. CL
MIDWEST COUNTRY INC. RV
MIGHTY HEALTH, LLC CL
MIGNA INVESTMENTS LLC AF
MIKEL ERICK LLC AF
MILAM COUNTY, INC. DQ
MILLENIUM BEAUTY, INC. CL
MILLENNIUM FUNDING GROUP LLC, THE DQ
MILLENNIUM GROUP INVESTMENTS CORPORATION CL
MILLENNIUM RV, INC. CL
MILLIONSAVERHOMES LLC CL
MINERS CORP. DQ
MING RON INC. CL
MINMAX TRADING COMPANY LLC CL
MIRADA MANAGEMENT CO. CL
MIRESA SEALING & PACKING, INC. CL
MISS MANAGEMENT, LLC AF
MIT FINANCIAL SERVICES, LLC. DQ
MJB INVESTMENTS, LLC DQ
MJP, LLC DQ
MKL, INC DQ
MLH GROUP, LLC, THE DQ
MMIV LLC CL
MMS TECHNOLOGIES, INC. DQ
MOAC, INC. CL
MOBILE SOLUTIONS, LLC CL
MODA OGGI INC. CL
MODEL INSIGHTS LLC CL
MOHAWK ENTERPRISES LLC AF
MOMENTUM MEDIA GROUP, INC. DQ
MONARCH FINANCIAL SERVICES CORPORATION CL
MONEY MANAGEMENT LLC CL
MONEY TECHNICS CORPORATION CL
MONEYMASTERS, INC. CL
MONROY-MILLER FAMILY LIMITED PARTNERSHIP, THE CL
MONTANA MARKETING NETWORKS LLC AF
MONTEREY TRADING, INC. CL
MOONEY BABY LLC CL
MOOS NEVADA, LLC CL
MORELAND DEVELOPMENT, LLC CL
MORELAND ENTERPRISES LLC CL
MORENA VISTA TRADING LLC DQ
MORETTI USA, INC. CL
MORGAN & BAILEY GROUP, INC. CL
MORNINGSTAR MEDICAL CORPORATION CL
MORO ROCK INVESTMENTS, LLC CL
MOUNTAIN SKY MEDICAL, LLC CL
MOUNTAIN VISTA HOME INSPECTION SERVICE, LLC CL
MOVIE BOX, LLC CL
MOVVAS LP CL
MP INVESTMENTS, LLC DQ
MPK INC. DQ

23

FILED #
C-8163-04
NOV 30 2004
IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

MR. NOTE BUYER, INC. CL
MRI RESEARCH INCORPORATED CL
MRP HOLDINGS, LLC DS
MS INDUSTRY, LLC CL
MS INVESTORS, LLC DQ
MSC MANAGEMENT GROUP, INC. DQ
MSH CORPORATION CL
MSK VENTURES LLC CL
MSP CAPITAL, LLC AF
MSTAR MANAGEMENT, INC. CL
MT. PLEASANT NOTES & INVESTMENTS, INC. CL
MTI INVESTORS, INC. CL
MUCLEV, LLC CL
MULTICHIP DISPLAY INC. DQ
MULTILOGIC SYSTEMS, LLC CL
MURPHY MARINE HOLDINGS, LLC CL
MURRAY I ENTERPRISES, LLC CL
MUSSEL SHOALS INVESTMENT, LLC DQ
MW & K, LLC CL
MY E COLORADO, LLC CL
MY E NETWORKS, LLC CL
MYE UTAH, LLC AF
MYOWORKS, LLC CL
MYSTIC LAND, INC. CL
MZASH LLC DQ
N.A.C. WHOLESALER ENTERPRISE CL
N2 SOLUTIONS, INC. CL
NAIGEE GROUP LLC DQ
NANOPHYSICA, INC. DQ
NASH REAL ESTATE LENDING, INC. DQ
NASSANI, INC. DQ
NATHANIA STEWART, HIGH COUNSELOR OF THE WORK WELL, AND HER SUCCESSORS, CL
NATION WIDE MARKET SHARE CL
NATIONAL BLIND CLEANING, INC. DQ
NATIONAL ELITE ADVERTISING,LLC CL
NATIONAL HEALTHCARE ACCESS CLUB, INC. CL
NATIONAL HEALTHCARE ASSOCIATION, LLC DQ
NATIONAL RESOURCE MANAGEMENT, INC. DQ
NATIONAL SIGNATURE MANAGEMENT, LLC DQ
NATIONAL TAN, INC. DQ
NATIONWIDE BEDDING.COM INCORPORATED DQ
NATIONWIDE BROKERAGE CORPORATION CL
NATIONWIDE CASH NOTES, INC. CL
NATIONWIDE COMMUNITY HEALTHCARE, LLC DQ
NATIONWIDE MEDICAL STAFFING INC. CL
NATIVE AMERICAN DEVELOPMENT, LLC CL
NATIVE ENERGY, INC. CL
NATURAL CREATIONS, LTD. DQ
NATURAL SPROUT COMPANY, LLC CL
NAVIGATOR ENERGY SERVICES INCORPORATED DQ
NBE PRODUCTIONS, LTD. DQ
NEBULAR GROUP LLC DQ
NEBULUS CRYSTALS INC. CL
NELLA CL
NERVANA HOLDINGS INC. CL
NET RESULTS MARKETING LLC DQ
NETKEN, LLC CL
NETKNOCK CORPORATION CL
NETSTORZ, INC. CL
NETWORK SECURE LLC DQ
NEUTRAL INVESTING, LLC CL
NEVADA EQUITY INVESTMENTS, LLC DQ
NEVADA FLOORING SERVICES, INC. AF
NEVADA GENERAL CONSULTING, INC. CL
NEVAL ENGINEERING, LLC CL
NEW AGE BEAD LLC CL
NEW AGE CHARITIES INC. DQ
NEW BEGINNING PROPERTIES CORPORATION CL
NEW ENGLAND AIRPARTS INC. CL
NEW ENGLAND SERVICES, INC CL
NEW ENGLISH AIRPARTS INC. DQ
NEW HARMONY GROUP INC. CL
NEW HORIZON PICTURES, INC. CL
NEW JERSEY FUNDING CORPORATION CL
NEW MEXICO STATE INVESTMENT COUNCIL CDE, LLC AF
NEW MILLENNIUM POLYURETHANE, INC., A DQ
NEW PACIFIC CAPITAL MANAGEMENT INC. DQ
NEW VENTURE LLC DQ
NEW WAY INVESTMENT LLC CL

C-26300-04

24

FILED #
C-26300-04
NOV 30 2004
IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

NEWARK ENTERPRISES, LLC CL
NEWLAND INVESTMENTS, LTD. CL
NEWPORT AUTO GROUP INC. CL
NEXTRONICS II, INC. CL
NEXWEB SOLUTIONS, LLC CL
NICHOLAS INCOME PROPERTIES, INC. DQ
NICHOLAS INCOME PROPERTIES, LLC AF
NIKODEM CO. DQ
NIRVANA TECH SOLUTIONS INC. CL
NIVLEQ TECHNOLOGY GROUP, LLC CL
NO HAIR ZONE, LLC CL
NOAH'S ARK, INC. DQ
NOBLE VENTURE ENTERPRISES, INC. CL
NOIR AGOGO INC. DQ
NOMAD SHOWCASE SYSTEMS ASIA LLC DQ
NON STOP TOWING, INC. CL
NOR ENTERPRISES, LLC CL
NORTH AMERICAN HOLDINGS GROUP, LLC CL
NORTHEAST HOLDINGS LLC AF
NORTHEAST NOTE LIQUIDATORS, INC. CL
NORTHEASTERN EXCAVATION CORPORATION DQ
NORTHERN PACIFIC LLC CL
NORTHSTAR L.P. CL
NORTHTOWNE INVESTMENTS, LLC CL
NORTHWEST NOTE SOLUTIONS, INC. CL
NORTHWEST NOTES, INC. CL
NOTE BUYERS OF TEXAS, INC. CL
NOTE CONNECTIONS, INC. CL
NOTE FINDER SERVICES, INC. CL
NOTE WISE, INC. CL
NOTE WORTH, INC. CL
NOTE WORTHY NOTE, INC. CL
NOTE, INC. CL
NOTES ETC., INC. CL
NOUVEAU-RICHE.COM, LLC DQ
NOUVELLES SOLUTIONS, INC. DQ
NOVACARE PRODUCTS, INCORPORATED CL

LLC-14395-04
25
FILED #
LLC-14395-04
NOV 3 0 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

NOVATRANS INC. CL
NOVOLINK HOLDINGS COMPANY, LLC DQ
NOVOLINK MANAGEMENT COMPANY, LLC DQ
NOVOLINK SERVICES COMPANY, LLC DQ
NOWUNO, INC. CL
NTT CORPORATION CL
NU-WAVE PRODUCTIONS, INC. CL
NUECES MARKETING, INC. DQ
NUERON CORPORATION CL
NUTRICEUTICAL INNOVATIONS, INC. CL
NUVENTURE SERVICES, INC. DQ
NUVO MECH INC. CL
NUVOIZ INC. CL
O.D.E., LLC AF
OAK FIELD CAPITAL LP CL
OAK SPRING, INC. DS
OAKLEAF INVESTORS LLC CL
OASIS GATEWAY CARE GROUP LLC DQ
OCEAN BLUE PACIFIC LLC DQ
OCEAN RHYTHM, INC. CL
OCELLUS INVESTMENTS LLC AF
OCELOT, LLC CL
OCK SUL SUN SIK U.S.A. CORP CL
ODD'S ON PROPERTY LLC CL
ODIN, LLC. CL
OFER STABLES LLC CL
OFFICE OF JASON CLAIBORNE, PRESIDENT OF JASE MINISTRIES, AND HIS DS
OFFICE OF THE ADMINISTRATOR OF VERITAS MISSIONS INTERNATION AL *, AND DQ
OFFICE OF THE OVERSEER ABRAHAM, AND HIS SUCCESSORS,A CORPORATION SOLE, CL
OFFICE OF THE PRESIDING ADMINISTRATOR OF LOGOS MINISTRIES CL
OFFICE OF THE PRESIDING ALMONER OF THE HOUSE OF PERCIVAL, AND HIS CL
OFFICE OF THE PRESIDING BISHOP OF STEWARDSHIP MINISTRIES, AND DQ
OFFICE OF THE PRESIDING DIRECTOR TIM BENZ OF ALTERNATIVE HEALTH CL
OFFICE OF THE PRESIDING HEAD OVERSEER, LAWRENCE S. MANN AFTER THE CL
OFFICE OF THE PRESIDING OVERSEER OF LIGHTHOUSE MINISTRIES OF THE DQ
OFFICE OF THE PRESIDING OVERSEER OF THE SEAFARER'S CHURCH OF THE CL
OFFICE OF THE PRESIDING PRESIDENT AND HIS SUCCESSORS, A CORPORATION CL
OFFICE OF THE PRESIDING REGENT OF GENESIS CHRISTIAN FELLOWSHIP AND RV
OFFICE OF THE PRESIDING REGENTS OF THE CHRISTIAN AGRICULTURAL CL
OGSI, INC. DQ
OHIO HOUSES LLC CL
OIL AND CANVAS LLC CL
OLLIN MEDIA, LLC DQ
OLSON GROUP LLC DQ
OLYMPIA DEVELOPMENT GROUP INC. CL
OLYMPIA REAL ESTATE, LLC CL
OM STUDIOS, INC. CL
OMEGA DISTRIBUTORS, INC. CL
OMEGA GENETICS, LLC CL
OMNI DISPLAY TECHNOLOGIES, INC. CL
OMNIHIT.COM, INC. CL
ON THE NET, INC. DQ
ONE CLICK GROCERY, LLC AF
ONESOLUTIONREALESTATE, INC CL
ONEWAY PROJECTS, LLC CL
ONLINE CONSULTING TECHNOLOGIES, L.L.C. CL
ONLINE TRAFFIC SAFETY SCHOOL, INC. CL
ONTICA CORPORATION DQ
OPPORTUNITY MINE LLC CL
ORA TECHNOLOGY, LLC CL
ORCHID NETLYNX, INCORPORATED CL
OREFINDERS LLC CL
ORLEANS CONSULTING INC. CL
ORO DE TEJAS LP CL
ORTHOPEDIC SPECIALTIES LLC CL
OSITA ROYALTY CORP. DQ
OSKIN INTERNATIONAL INC. CL
OT MANAGEMENT, INC. CL
OTERO EXPORTS & PRODUCTS LLC DQ
OUR HOUSE AUDIO GROUP, LLC CL
OURCO INVESTMENTS LLC CL
OUT THE DOOR LTD. CL
OUTDOOR EFFECTS, LLC CL
OVENKICK INCORPORATED CL
OVERMEDIA LLC RV
OVERSEER FOR GOD IS THE GREATEST FOUNDATION, AND HIS SUCCESSORS, A AF
OVERSEER OF LIGHT OF CHRIST MINISTRY*, AND HER SUCCESSORS, A CORPORATI CL
OVERSEER OF SPIRIT OF CHRIST MINISTRY*AND HIS SUCCESSORS, A CORPORATIO CL
P.P.I.-ANH NGA . USA LLC RV

26

FILED #
C-19632-03
NOV 30 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

PAC LIFESTYLE, INC. AF
PACE ENTERPRISES INC. AF
PACIFIC ARMAMENT CORPORATION CL
PACIFIC EXCURSIONS, LLC DQ
PACIFIC FINANCIAL LLC DQ
PACIFIC GARFIELD LLC DQ
PACIFIC INVESTMENT ADVISORS LLC CL
PACIFIC INVESTMENT PARTNERS, LP DQ
PACIFIC MARINE INC. CL
PACK LAB INC. CL
PACSYS INC. DQ
PAGE & WEBSTER LLC AF
PALM DESERT.COM INC DQ
PALM GATE DEVELOPMENT ASSOCIATES, LP AF
PAN AFRICAN HOLDINGS LLC RV
PAN WESTERN FINANCIAL HOLDINGS INC. CL
PANORAMA SPORTS LLC CL
PANORAMASTREAM, INC. CL
PARADISE PRODUCTIONS, LLC DQ
PARAGON CONSULTING SERVICES, INC. CL
PARAGON SOLUTIONS NETWORK, INC. DQ
PARAMOUNT RESOURCES, INC. DQ
PARENTS AT HOME LLC CL
PARK PLAZA LAS VEGAS INC. CL
PARROT AERO CLUB, LLC AF
PARS VISUM INC. CL
PARTIDOS DEL INTERNET LTD. DQ
PARTNERS INTERNATIONAL, LLC DQ
PARTS ELECTRONIC LLC DQ
PARTSFIRM.COM, LLC. DQ
PATCH MAGIC GROUP WEST, LLC CL
PATCH OF SHADE LLC CL
PATRICIA DAY, INC. AF
PAUL DELISLE, ADMINISTRATOR OF THE PURNAM SOCIETY*, AND HIS SUCCESSORS DQ
PAUL E. DYKES, INC. DQ
PAULI'S MUSIC LLC AF
PAWSH PRINTS, LLC CL
PAYTON LEE, INC. CL
PB RACING STABLES, INC. CL
PBS MEDICAL PRODUCTS CORPORATION DQ
PEACH GARDEN, INC. CL
PEACHTREE MANAGEMENT CORPORATION CL
PEARL WEST 2 LLC DS
PEARL WEST LLC DS
PEG PARTNERS INC CL
PEGASUS MANUFACTURING, INC. CL
PENN MOTT PARTNERS, LLC. AF
PENNY A SHARE COMPANY DQ
PENSACOLA ENTERPRISES, INC. DQ
PER PLAN PER SPECS, INC. CL
PERFECT SKIN, LLC AF
PERFECTLY YOURS, INC. CL
PERFORMANCE ENERGY GROUP, LLC CL
PERFORMANCE MARKETING GROUP, LLC CL
PERISANNA, LLC CL
PERPETUAL INCOME INVESTMENTS, INC. CL
PERRY GROUP SERVICES, LLC, THE DQ
PETRO-WASTE SERVICES, INC. DQ
PHARMAGENX, INC. CL
PHI DIGITAL CORP. CL
PHILIPINE SPORTS CHARITIES, INC. CL
PHILLIP D. LACEY, P.C. CL
PHLUFF LLC CL
PHOENIX AVATAR, LLC DQ
PHOENIX DEVELOPMENT AND CONSULTING LLC DQ
PHOENIX EQUITY PARTNERS, LLC AF
PHYLOSYSTEMS CORPORATION CL
PIGEON MOUNTAIN ENTERPRISES INC. CL
PILLSBURY PICTURE COMPANY, INC. CL
PINAL INVESTMENT CORPORATION CL
PINK FLY INC. DQ
PINNACLE COMPANIES, LLC DS
PIONEER SOLUTIONS, LP CL
PIONEERING GROUP, LLC DQ
PIRATES REALTY MANAGEMENT, LLC CL
PIXN2ART, INC DQ
PJ USA, LLC CL
PLATINUM ACQUISITION GROUP, INC. CL
PLATINUM FUNDING & INVESTMENTS, INC. CL

27

FILED #
C-28907-04
NOV 30 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

PLATINUM HILLS LLC CL
PLATINUM SUPERIOR ENTERTAINMENT, INC AF
PLAYA PACIFICA ENTERPRISES, LLC CL
PLEXUS CORPORATION DQ
PMJ HOLDINGS, L.L.C. CL
PNW NOTES, INC. CL
POCO PRODUCING CORP. RV
PODIA INCORPORATED RV
POJ LOGISTICS INC DQ
POKETOT, LLC CL
POLARMOTION, INC. RV
POLICY PLANNING ASSOCIATES, INC. CL
POLYMEDE INC. CL
POLYNESIA AND PACIFIC INVESTMENT.USA (P.P.I.) LLC RV
POPSKIDS LLV, INC CL
PORKCHOP LLC DQ
PORTLOGIC SYSTEMS INC. CL
POSITIVE EFFECTS, INC. CL
POSITIVE VISION MANAGEMENT, INC. CL
POSITRON TECHNOLOGIES, INC. DQ
POWELSTON COUNTY, INC. DQ
POWER PROGRAMMING ASSOCIATES, INC. CL
POWERBOAT X, INC. CL
POWERBOOKS, LLC CL
PRAIR TIME, INC. DQ
PRAIRIE STAR MANAGEMENT LLC CL
PRE-PAID PRODUCTS & SERVICES CONSULTING, INC. CL
PREDICT-BIZ, INC. CL
PREFERRED COVENANT CAPITAL INC DQ
PREFERRED CUSTOM RESOURCE CORPORATION RV
PREFERRED GENERAL SERVICES, LLC CL
PREMIER CONTROL SYSTEMS INC. DQ
PRESCIENT PARTNERS, LLC CL
PRESCRIPTION UNLIMITED, LLC DQ
PRESIDING ELDER OF THE KENPO UNIFICATION CHURCH AND HIS SUCCESSORS, A CL
PRIME PROPERTY INVESTMENT GROUP, LLC CL
PRIME TIME FITNESS CENTERS INC. DQ
PRIME TIME HOLDINGS INC. DQ
PRIMERA CONSULTING, LLC DQ
PRIMOSHARE. CORP RV
PRIMUS GLOBAL MARKETING, LLC CL
PRIORITY PROPERTIES, INC. DQ
PRIVEQUITY AC LIMITED CL
PROACTIVE MEDICAL MANAGEMENT LLC CL
PROCESS TECHNOLOGIES NETWORK, LLC CL
PROCESSING NETWORK LLC, THE DQ
PRODUCT DISTRIBUTION SERVICES, INC. CL
PROFESSIONAL AUTO FINDERS, LLC CL
PROFESSIONAL FINANCIAL PORTFOLIO SERVICES, INC. CL
PROFESSIONAL REFERRAL SERVICES INC. CL
PROFESSIONAL SALES ASSOCIATION, LLC CL
PROFILE DEVELOPMENT, INC. CL
PROFILE ENTERPRISE LLC DQ
PROFINA, INC. CL
PROJECT FUNDING GROUP, LLC CL
PROJECTIONS, INCORPORATED AF
PROJEX CONSULTING, INC. DQ
PRONGHORN 64, LLC AF
PROOF POSITIVE SOLUTIONS, LLC CL
PROPERTY SCREENS, INC. DQ
PROSPECT BUILDERS, INC. CL
PROSPERITY PROJECT INC AF
PROTEGE HOLDING, INC. CL
PROTHALL ENTERPRISES INC. CL
PROVERBS 3: ENTERPRISES CORPORATION CL
PROVIDENTIAL CAPITAL, INC. AF
PROVIDENTIAL HOLDINGS, INC. CL
PROVIDENTIAL OIL & GAS, INC. CL
PROVIDENTIAL TECHNOLOGIES, INC. CL
PROVIMEX, INC. AF
PRUDEN AND ASSOCIATES L.L.C. DQ
PSALMS 46:10 ENTERPRISES AF
PSC - ASAP, INC. CL
PSISCO, INC CL
PUBLICITY EXCHANGE, INC., THE DQ
PUNTA ALA CAPITAL, LLC DQ
PURE NATURALS, INC. DQ
PURE OZONE, INC. CL
PURPLE PICTURES, INC. DS

28

FILED #
LLC-5562-04
NOV 30 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

PWE, INC. DQ
PWM, LLC CL
PYRAMID EXHIBITS LLC CL
QBC,INC CL
QSD INTERNATIONAL CORPORATION CL
QSURE SERVICES CORP. CL
QUANTUM 4 INVESTING, INC. CL
QUANTUM MOLECULAR TECHNOLOGIES, INC. DQ
QUANTUM PROJECT FUNDING, LLC RV
QUANTUM SECURE, INC. DQ
QUE VISTA DEL MAR LLC AF
QUEENSTAKE RESOURCES U.S.A. INC. CL
QUICK NOTE SOLUTIONS, INC. CL
QUICK SELL HOME NETWORK, LLC CL
QUILL, INC. CL
R & B INVESTMENT PARTNERS, LLC CL
R & G RACE FACILITY LLC CL
R. BLISS LLC DQ
R. K. MAC'S INC. CL
R.D.G. (SERVICES), LLC CL
R.D.R. MOTORSPORTS LLC CL
RA'DAR PROJECTS, INC. AF
RAC ENTERPRISE CORPORATION, THE CL
RACHAEL DIANE MURAD, ADMINISTRATOR OF LIFE FORCE RESEARCH FOUNDATION*, CL
RACO LLC CL
RAD MANAGEMENT LLC CL
RADIANT LIGHT ENTERPRISES CORPORATION CL
RAFANA CORP CL
RAGNAR INDUSTRIES, INC. DQ
RAIN RIVER INVESTMENTS INC CL
RAINBOW BRIDGE COMPANY, THE AF
RAINER INVESTMENT GROUP, LLC DQ
RAINFOREST NUTRITIONALS, INC. DQ
RAJ ASSOCIATES, LLC CL
RALPH DAVIS (U.S.A.) INC. DQ
RALPH DECKER WHOLESALE LIMITED CL
RAM ACQUISITIONS, LTD. CL
RAMMED EARTH SOLAR HOMES INC. CL
RANCHO SANTA FE MANAGEMENT GROUP LLC DQ
RAPID PROJECT MANAGEMENT, INC. CL
RAPPAHANNOCK INVESTMENTS INC CL
RARE CANDLES INCORPORATED DQ
RCBASC, LLC CL
RCLCO PARTNERS I, L.P. DQ
RD GLOBAL MARKETING NETWORTH, INC. CL
RDBOBBO, INC. DQ
REAL CAPITAL SOLUTIONS, INC. CL
REAL DEALS CORPORATION AF
REALCO CONCEPTS, LLC CL
RECON RESTORATION OF NEVADA, INC. CL
RED LODGE DEVELOPMENT PARTNERS, LLC DQ
RED ROCK CAPITAL PARTNERS, LLC CL
RED SKY ENTERPRISES, INC. CL
RED SOFA PRODUCTIONS, LLC CL
REDEB ENTERPRISES, INC. DQ
REDPATH ENTERPRISES LLC CL
REDSTONE CAPITAL GROUP, INC. AF
REFLECTION BLUE LLC CL
REGENCY OF LOMAR FOUNDATION INC. DQ
REGENERATION STATION, INC. CL
REGENT AMGANIA INTERNATIONAL, INC. CL
RELA, INC. CL
REMCOCENTERS, INC. CL
REMCOR INDUSTRIAL AND MANUFACTURING CORPORATION (USA) CL
REMEMBRANCE STONES, LLC DQ
RENT 4 LESS CORP. CL
RENTALWIRE ENTERTAINMENT INC. CL
RESEARCH RESOURCES INC. DQ
RESMAKER INCORPORATED AF
RESORT PHOTOS, INC. AF
RESOURCE SYSTEMS, INC. AF
RESTAURANT CLEANING SOLUTIONS, LLC AF
RETINA-X STUDIOS, LLC AF
RETUBECO, INC CL
REV. DR. SHELDON R. SHIPMAN, PASTOR FOR THE I.A.M. FOUNDATION, AF
REVENUE BUILDERS INC. CL
RF SERVICES, INC. CL
RF TEK CORPORATION CL
RFA INTERNATIONAL, LLC DQ

29

FILED #
C-22891-99
NOV 30 2004
IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

RFC GROUP, LLC CL
RHODES ENTERPRISES, INC. DQ
RICH PUBLISHING, INC. DQ
RICHARD R. RYTI LLC DQ
RICHCO ENTERPRISES INC. CL
RIGBY BROTHERS, INC. CL
RIGHT MANAGEMENT GROUP, LLC CL
RIO BENICIA TRADING COMPANY, INC. CL
RISING JUPITER, LLC CL
RISK MANAGEMENT PROPERTIES, INC. DQ
RISK TRANSFER STRATEGIES, INC. DQ
RITTENBERG AND ASSOCIATES, INC. CL
RIVER MEADOW GROUP, LLC CL
RIVIERA GROUP, INC. AF
RJ ENTERPRISES WORLDWIDE, LLC DS
RKW ENTERPRISES, LLC CL
RMEDIAEVENTS, INC. DQ
RMS PRODUCTIONS, LLC AF
RMT GROUP, INC. CL
RNC SYSTEMS INC. CL
ROARK RESTAURANT GROUP LLC DQ
ROBERT ANDREWS LLC DQ
ROBERT C. KLEIN, LLC AF
ROBERTSON RACING, L.L.C. DQ
ROBYNSLOANE PARTNERS, LLC CL
ROCKFROST CORPORATION DQ
ROCKIN J. COMMUNICATIONS INC. CL
ROCKLAND INVESTMENTS LLC CL
ROCOLLA TRADING, LLC CL
RODIER ONLINE INCORPORATED CL
ROI GLOBAL LLC CL
ROKEBO LLC CL
ROMALI INTERNATIONAL CL
ROMAR LIMITED PARTNERSHIP DQ
ROMEO TANGO AVIATION, LIMITED DQ
RONALD NOBLET, TRUSTEE OF THE HEALING COMMUNITY MINISTRIES, AND HIS CL
ROSE-IN-BLOOM, INC. CL
ROSES-ART, INC. AF
ROY ENGLISH LANGUAGE TRAINING CENTER INC. CL
ROYAL ENTERPRISES, INC. RV
ROYAL HOUSE INCORPORATED CL
ROYAL K SERVICES, INC. DQ
ROYAL NORWEGIAN SEAFOODS GROUP, INC. DQ
RR FRY LLC CL
RRHHZT, INC CL
RSSO FUNDING, INC. CL
RUNAWAY, LLC CL
RUSSELL J. SHAH, MD, LTD. CL
RX PROCESSING CORP. CL
RYAN CONSULTING, INC. CL
RYAN INVESTMENT MANAGEMENT LLC DQ
RYNOMAN, INC DQ
S & G MANAGEMENT, INC. DQ
S & L ENTERPRISE, INC. DQ
S & L INDUSTRIES INC. RV
S & S INNOVATIVE ENTERPRISES, LLC DQ
S & S MINING INTERNATIONAL, INC. DQ
S B L TOURING, LLC CL
S P INDUSTRIES, INC. CL
S&P PROPERTY GROUP,INC. AF
S&R DEVELOPMENT CORP. CL
S&S ENTERTAINMENT, INC. DQ
S&SS INVESTMENT GROUP, LLC CL
S.I.P. MARKETING INC. CL
S.O.G.A. INCORPORATED CL
S2 LABS CORPORATION, INC. DQ
SABA HOLDINGS, INC. DQ
SADDLESONGS, LLC CL
SAGEWOOD GROUP, INC. CL
SAGO ENTERPRISES, INC. DQ
SAHIL INC. DQ
SAHNI AND DAVIS, LTD. CL
SAI HOSPITALITY INC. DQ
SAIBO, LLC AF
SALMONS, THE COPY GUYS, L.L.C. CL
SAMMY'S GROUP, INC. CL
SAN DIEGO BOOKS INC. DQ
SAN JUAN EXPORTATIONS, LLC DQ
SAN LINKS CORP. CL

30

FILED #
LLC-1308-04
NOV 30 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

SANACEA INTERNATIONAL CORPORATION RV
SANCHEZ ZENECA, LLC DQ
SANDRA COTE, OVERSEER OF GOD'S BATTERY MINISTRY, AND HER SUCCESSORS, CL
SANT BLANC, LLC CL
SANTA FE DISTRIBUTION LLC DQ
SANTA MARIA MAINTENANCE, INC. CL
SANTA SOFIA, LLC DQ
SATRAC, INC. CL
SAUSCO INC CL
SAVOIR GROUP INCORPORATED, THE CL
SAVVY DOG LIMITED PARTNERSHIP CL
SAXON FINANCIALS LLC RV
SB DEVELOPMENT 04, LLC CL
SBB, INC. CL
SBM COMMUNICATIONS, INC CL
SCALAMO FAMILY FILMS LLC DQ
SCARF BOUTIQUE INC. CL
SCARLET FIRE ENTERTAINMENT TECHNOLOGIES, INC. CL
SCHEDULE MANAGERS INCORPORATED CL
SCIENTIFIC PROPERTY CORPORATION CL
SCIPHER FUNDING LLC DQ
SCOTT TECHNOLOGIES AND CONSULTING, LLC DQ
SCOVILL ENTERPRISES, INC. AF
SCT&G CORP. RV
SDL LEASING, INC. DQ
SDL MORTGAGE, INC. AF
SE SQUARED INC. RV
SEARCH 4 SECURITY, INC DQ
SECURESTAR TECHNOLOGIES, INC. RV
SECURITY HOLDINGS LLC CL
SEG, INC. CL
SELLERS AND SCHRAMM LLC DQ
SELLING SMARTER LLC AF
SEMICONDUCTOR TECHNOLOGY & DESIGN ASSOCIATES LLC DQ
SEMICONNECT LLC DQ
SEO EXTREME HOLDINGS, INC. CL
SEQUOIA FOODS LLC CL
SEQUOIA INVESTMENT GROUP, LLC CL
SEQUOIA SCIENTIFIC CORP. CL
SERENITY HILLS, LLC CL
SERIOUS FUN INC. DQ
SERVICE PROVIDER SOLUTIONS, LLC CL
SET INTERNATIONAL ENTERPRISES, THE DQ
SEVEN STARS AND STRIPES, INC CL
SF INTERNATIONAL TRADING, INC. DQ
SFTRAVEL LLC CL
SFU INC. CL
SGC PARTNERS II, LLC CL
SHAH LLC DQ
SHARED DEFENSE & DEVELOPMENT, LLC DQ
SHEEPIE PROPERTIES INC. CL
SHEFFA CORPORATION CL
SHERMAN COUNTY, INC. DQ
SHIBUMI CONSULTING, INC. AF
SHILLELAGH STYLE, LLC DQ
SHOWCASE PROPERTY GROUP, LLC DQ
SHOWCHANNEL, INC. CL
SHS INVESTMENT CORP. CL
SIERRA LIFE, INC. CL
SIERRA NEVADA LEASING CORPAORTION CL
SIERRA RESEARCH & CONSULTING, LLC DQ
SIGMASCIENCES CORPORATION CL
SILENCER CORPORATION CL
SILICON VALLEY ALLIANCE CORPORATION CL
SILICONWORKS CORPORATION CL
SILVER STAR LAND & CATTLE CO., LLC CL
SILVER STAR PROPERTY INSPECTIONS, INC. DQ
SILVERMAN FINANCIAL RESOURCES, INC. CL
SILVERSMITH, INC. DQ
SILVERSMITHS OF TAXCO, INC CL
SILYKITTY LLC DQ
SIMPLE SOFTWARE SOLUTIONS LTD.CO CL
SINGLE PARENTS OF AMERICA, INC. DQ
SINO NOTEBOOK COMPANY, INC. CL
SIRRAH COMPANIES, INC. CL
SITKA LLC CL
SIX SHOOTERS GAMING LLC DQ
SJJ, INCORPORATED AF
SJK ENTERPRISE, INC. CL

31

FILED # C-19628-03
NOV 30 2004
IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

SKIATECH, LLC DQ
SKILES COUNTY, INC. CL
SKOLAI CREEK VALLEY INTERNATIONAL, INC. CL
SKP PROTO, INC. CL
SKYDOME INTERNATIONAL CORP. CL
SKYLATERAL, L.L.C. AF
SKYMACHINES, LLC CL
SKYTECH, LLC DQ
SLOT TRADER, INC. DQ
SLYNNE LLC CL
SMA FINANCIAL, L.P. CL
SMAC CHAT.COM, LLC AF
SMART COMPUTER SOLUTIONS, INC. CL
SMART START PROPERTIES, LLC CL
SMART TECHNOLOGY SOLUTIONS, INC. DQ
SMARTCHOICE, INC. CL
SMARTECH, INC. CL
SMILING REAL ESTATE, INC. CL
SMITH & ASSOCIATES CONSULTING LLC CL
SMO FINANCIAL CORP. CL
SMOTHERS CONSTRUCTION, INC CL
SO. CAL. COPYING LLC CL
SOCAL AESTHETICS LLC CL
SOCORRO EXPORT AND PRODUCTS L.L.C. DQ
SOFTNUGGETS.COM LLC DQ
SOFTWARE SALES, LLC CL
SOLID DIE DESIGN CL
SOLISAFE, INC. CL
SOLONA TECH, INC. CL
SOMMERFELD INC. CL
SON SHINE, INC. CL
SONOMA SAGE PROPERTIES, LLC CL
SONORAN TITLE SERVICES, INC. CL
SOPOT GROUP, INC. CL
SOULSEAFOOD, INC. RV
SOUND OF LIFE, INC. DQ
SOURCEMD, INC. CL
SOUTHEAST EQUITY GROUP, LLC DQ
SOUTHERN CONSTRUCTION GROUP, INC. CL
SOUTHERN FENCE COMPANY DQ
SOUTHERN RESEARCH GROUP INC. CL
SOUTHERN SKY TREE FARM CORPORATION CL
SOUTHERN STYLE MANAGEMENT, INC. CL
SOUTHRIDGE COUNTY EQUIPMENT, INC. CL
SOUTHWEST COMMUNICATIONS GROUP, INC. CL
SOUTHWEST RESIDENTIAL RELOCATION LLC CL
SOUTHWEST SOFTWARE & SYSTEMS, INC. DQ
SOUTHWESTERN DIRT EXCHANGE, INCORPORATED CL
SOUTHWESTERN REALTY, LLC CL
SOUTHWIND YACHT, INC. CL
SPAMMERTRACKER, INC. CL
SPARTACUS FUNDING GROUP CO. DQ
SPDEE, INC. AF
SPECIALIZED RESOURCE GROUP, LLC DQ
SPECIALNET, LLC DQ
SPECIALTY INVESTMENTS, INC. CL
SPECTRUM REAL ESTATE, INC. DQ
SPEEDWAY MARINE LLC DS
SPEEDWEAR, LLC DQ
SPENDAL ENTERPRISES, LTD. RV
SPINDRIFT ASSET MANAGEMENT CO INC. CL
SPINN HOLDINGS CORPORATION CL
SPIRAX PROPERTIES LLC CL
SPIRIT BLAZE MINISTRIES DQ
SPL INVESTMENTS, INC CL
SPLIT VENTURES, LLC CL
SPOCKWARE INC. CL
SPOOKY HOLLOW CRAFTS AND MORE, LLC CL
SPOOZ TECHNOLOGIES, INC. DQ
SPRING PARTNERS, LLC CL
SPRING VALLEY SERVICES LLC CL
SPRINGTIDE, LIMITED PARTNERSHIP RV
SPY ASSASSIN, LLC CL
SQUARE FOOT USA, INC. CL
SRN MEDIA LLC CL
ST. JOHN'S PROPERTIES & REAL ESTATE SOLUTIONS, INC. CL
STACKULA, LLC AF
STANDARD INVESTMENTS & PROPERTIES OF AMERICA, LLC DQ
STANDEX GROUP INC. CL

32

FILED #
LLC-9062-03
NOV 3 0 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

STAR MAKERS U.S.A., INC. CL
STAR NOTE FINANCIAL, INC. CL
STARFIRE UNLIMITED, INC. CL
STATE FAM ENTERTAINMENT INC RV
STC-SMART TECHNOLOGY CORPORATION CL
STEEPLE INVESTMENTS, INC. CL
STEPHENS ENTERPRISES INC. CL
STEPS UP, INC. CL
STERLING COMPANIES, LLC, THE DQ
STERLING PROPERTY INVESTMENTS, LLC CL
STEVEN R. MONROE PRODUCTIONS, INC. CL
STFU HOLDINGS INC. CL
STILL ROLLIN TRANSPORTATION LLC CL
STONEL INC. CL
STONEWICK, INC. CL
STORE HOUSE II LLC CL
STOREY SOLUTIONS, LLC DQ
STOVALL MARTIN, LLC CL
STOVER BROS. MUSIC, L.L.C. CL
STOYANI INC. DQ
STRAIGHT AS AN ARROW LLC CL
STRATEGIC BUSINESS SYSTEMS, INC. CL
STRATEGIC FINANCIAL MARKETING, LLC CL
STRATEGIC RESOURCES, INC. CL
STRAWBERRY INTERNATIONAL CORPORATION CL
STREAMING SYSTEMS INTERNET SERVICES LLC DQ
STREET DEMAND INC. CL
STRESSFREE CREDIT CONSULTANTS LC DS
STRUBACK, INC. DQ
STRUCTURAL ENERGY PANELS, INC. DQ
SUBURBAN HOLDINGS CORP. CL
SUDA GROUP, LLC DQ
SUGAR PLUM BAKESHOP, LLC CL
SUKUMA INVESTMENTS INC. AF
SULIN, INC. CL
SUMMER HOUSE CORPORATION DQ
SUMMIT LIMITED PARTNERSHIP CL
SUN ENERGY HEATING AND COOLING, LLC CL
SUN MOUNTAIN HOMES DQ
SUN STATE VENTURES INCORPORATED CL
SUN SYSTEMS, INC. CL
SUN-EKS INC. CL
SUNFISH PUBLISHING, LLC AF
SUNRISE SIDE FINANCIAL SERVICES, INC. CL
SUNSET PACIFIC DEVELOPMENT CORP. CL
SUNSTREAM SYSTEMS, INC. CL
SUPERLEASE CORPORATION CL
SUPERSOURCE INC. CL
SUPPLYBASE, LLC CL
SUPRAM LP CL
SUPREME GROUP OF COMPANIES INC. DQ
SURREALITY, INC. CL
SURVRELI, INC. AF
SUSIE EVERTS MINISTRIES INC. CL
SWAIN'S WAY INC. DQ
SWEDISH DESIGN CENTER, LLC RV
SWEET BABY CO. CL
SWEET LEILANI'S, LLC CL
SWEETSPOTSOUNDS, INC. CL
SWING SAFE INC. CL
SWISSAMERICAN-KREDITANSTALT, INC. RV
SYLVIA HOLDING CO, INC. DQ
SYM ENTERPRISES, LLC RV
SYNOPTIC CL
SYNTHESOFT SOLUTIONS, INC. RV
SYSTEM WITHIN FILM PRODUCTION, L.L.C., THE DQ
T & G TRANSPORT, LLC CL
T CUBED, LLC CL
T-LYNN SOLUTIONS LLC DQ
T.J.M. INVESTMENTS L.L.C. CL
T.R. BOYD FAMILY TRUCKING, L.L.C. CL
T.T.X. INCORPORATED CL
TABISOFT, LLC CL
TADPOLE PRODUCTIONS, LTD. DQ
TAHOE CAPITAL MARKETS, LLC CL
TAKE 1 MARKETING, INC. CL
TAKT TIMER LLC CL
TALENT NETWORK LLC, THE DQ
TALLCOAT CORPORATION CL

33

FILED #
C-28968-00
NOV 30 2004

IN THE OFFICE OF
Dean Heller
DEAN HELLER, SECRETARY OF STATE

TALOFA, LLC CL
TAMARA TAMARA INCORPORATED CL
TAMARACK PRODUCTS, LLC CL
TAOS EXPORTS & PRODUCTS LLC DQ
TAPESTRY GROUP, LLC THE CL
TARYA INC. DS
TAX LIEN INC. CL
TC DIVERSIFIED, INC. AF
TCM CAPITAL VENTURES, INC DQ
TD BADGER REALTY LLC CL
TD CRAIG REALTY LLC CL
TD&J COLLECTIBLES INC. CL
TDMD, INC. DQ
TDRA, LLC CL
TEAM NASH INC. CL
TEAMWORX, INC. CL
TECH INDUSTRIES LTD. DQ
TECHNOLOGIES INTERNATIONAL, LLC CL
TECHNOLOGY CONSORTIUM GROUP LLC, THE CL
TECHNOLOGY HOLDINGS ASSOCIATES, INC. DQ
TECHSITE SYSTEMS LLC CL
TEJAS MANAGEMENT INC. CL
TELE NEVADA COMMUNICATIONS, LLC CL
TELENVISION WIRELESS SOLUTIONS, INC. CL
TEMEKU TRADING COMPANY, INC. CL
TEMPLE OF THE DISCIPLES OF SHANDAR, INC. CL
TEN TALENTS, LLC CL
TERRA COTTA LLC AF
TERRAMERE REAL ESTATE INVESTMENT LLC CL
TESUQUE, INCORPORATED AF
TETRAD GROUP, INC. DQ
TEXAR LEASING, INC. CL
TEXAS ASSEMBLIES, INC. DQ
TEXASLP.COM,INC. DQ
TGS CONSULTANTS INC. CL
THE OFFICE OF THE PRESIDING PRESIDENT AND HIS SUCCESSORS, A CL
THIRD COAST GROUP LLC CL
THIRD WORLD TECHNOLOGY, INC.
THOMAS C. ORD L.L.C. CL
THOMAS LEARNING CENTER CL
THOROUGHBRED RACING STOCK CORPORATION CL
THREE BEARS HOLDING INC DQ
TIA TAMAR, TRUSTEE OF HAWAI'I ALOHA FOUNDATION, AND HER CL
TIBURON HOLDINGS, INC. CL
TIGGE ENTERPRISES, INC. CL
TIGRIS ENTERPRISES, INC. CL
TIME OUT GROUP LIMITED PARTNERSHIP CL
TIME OUT RESOURCES, INC. CL
TITAN INVESTOR GROUP, LLC DQ
TITLE 11 HOLDINGS, LLC CL
TJ ENTERPRISES, INC OF CALIFORNIA DQ
TJ ROASTERS INC. CL
TLC WOODWORKS, INC. DQ
TLH PROFESSIONAL SERVICES, LLC CL
TLN CORP. DQ
TNT CREATIONS INC. DQ
TO THINE OWN SELF, INC. CL
TODD CHAPMAN, INC. CL
TOLTEC MANAGEMENT, LLC CL
TONER INC LLC CL
TONGASS COMMUNITY HEALTH CENTER, A NONPROFIT CORPORATION
TONGUE PRESS LLC DQ
TOOTHPICK PRODUCTIONS, INCORPORATED DQ
TOP PLAYER MEDIA LLC CL
TORA ENTERPRISES CORPORATION CL
TOTAL ECLIPSE ENTERTAINMENT INC. DQ
TOTAL HEALTHCARE SOLUTIONS, INC. DQ
TOTAL QUALITY MANAGEMENT, INC. CL
TOUCH THE FUTURE LLC CL
TOUCHDOWN HOLDINGS LLC CL
TOUCHLINK COMMUNICATIONS, INC. CL
TOURWAVES, INC. AF
TOWNFIELD, LLC CL
TRADA HOLDINGS, LLC CL
TRADE DIRECT, LLC CL
TRADER SHEVIQ, INCORPORATED DQ
TRADERSDEN.CORP DQ
TRADEWINDS COMMODITIES, LLC CL
TRADITIONAL HARDWOOD FLOORS, INC. CL

34

FILED # LLC-17147-04
NOV 30 2004
IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

TRAIN-XCHANGE.COM L.L.C. CL
TRANSAMERICA INVESTMENT GROUP, INC. CL
TRANSAMRO CORPORATION CL
TRANSPORATION EQUIPMENT CORPORATION CL
TRANSWORLD INVESTMENT COMPANIES INC. RV
TRAVELIGHT INC. DQ
TRAVELRAPIDLY INC. CL
TRAVERTINE PARK 4 LLC RV
TRAVERTINE, INC. CL
TRC MANAGEMENT CORP. CL
TREASURED DEVELOPMENT L.L.C. CL
TRI SUN PARTNERS, LLC CL
TRI-STAR LOGISTICS, LLC CL
TRI-VISION DEVELOPMENT, INC. CL
TRI-VISION GLOBAL CL
TRIANGLE BUSINESS ADVISORY, INC. CL
TRICHOME STUDIOS, INC. CL
TRINACRIA INTERNATIONAL LLC DQ
TRINITY ALLEGIANCE CORPORATION DQ
TRINITY ANALYTICA, INC. CL
TRINITY LAND BUSINESS TRUST CL
TRINITY MODULAR HOMES INC. AF
TRIO ENERGY GROUP, INC. CL
TRIOLOGY MARKETING AND INVESTMENTS, INC. DQ
TRIPLE L SERVICES LLC AF
TRISTAR LANDMARK INVESTMENTS, LLC CL
TRIUMPH VISION,INC. DQ
TROLL CORPORATION DQ
TROPICAL POOL SYSTEMS, LLC CL
TROPICAL VENTURES, LTD. DQ
TRUE CRIME INVESTMENTS LLC CL
TRUESPEAK, LLC DQ
TRUSTEE OF THE LOTUS TREE SOCIETY*, AND HER SUCCESSORS, A CORPORATION CL
TRUSTEER FOR R.T.M.Y. - HUMANITARIAN AID FOUNDATION, AND HIS AF
TSUNAMI GROUP INC. CL
TSUNAMI TECHNOLOGIES INC. DQ
TULSA TURBINE ENGINES & AIRCRAFT, LLC CL
TUMBLEWEED ENERGY, LLC AF
TUMIZA STRATEGY CONSULTING, LLC CL
TURBEVILLE ENTERPRISES, LLC DS
TURBO RACING KENNEL INC. CL
TURNING POINT PROPERTIES LLC CL
TURNPIKE PRODUCTIONS, LLC RV
TV BOX, LLC CL
TV HOMES INC. CL
TWELVE HUNDRED GROUP LLC CL
TWIN BUTTES CORPORATION CL
TWIN DOLPHIN ENTERPRISES LLC CL
TWIN FARMS INVESTMENTS, INC. CL
TWO SWEDES, INC. DQ
TY WARREN AZELTINE, ADMINISTRATOR OF ACADEMY OF LEARNED HEALTH*, AND DQ
U CAN 2, LLC DQ
U-210 INVESTMENTS, INC. CL
U-LOGIC, INC. CL
U.S. CAPITOL VENTURES, LLC DQ
U.S. WEST INDUSTRIES, INC. NG
ULTIMO, INC. CL
ULTRATEC ENVIRONS LLC DQ
UNA VEZ VENTURES, LLC CL
UNCOMMON CENTS ENTERPRISES, INC. RV
UNDERDOG MEDIA & FILM, INC CL
UNITED OVERSEA CO., INC. DQ
UNITED PLANETARY COMMISSION, INC., THE CL
UNITED PROPERTY SYSTEMS INC. CL
UNITED REAL ESTATE HOLDINGS LLC CL
UNIVERSAL FABRIC STRUCTURES, INC. CL
UNLIMITED CAPITAL RESOURCE CORPORATION DQ
UNLIMITED ENERGY, LLC DQ
UOME LIMITED PARTNERSHIP CL
UP ALL NIGHT ADVERTISING LLC DQ
UPSTATE CONSULTING, LLC CL
URBAN ELEMENT, INC. CL
URBI LLC AF
URIMM-1, INC. CL
URRA, INC CL
US CICERO CO. CL
US UNITED LLC CL
US WEST CORPORATION CL
USA COMMUNICATIONS, INC DQ

35

FILED #
LLC-3528-04
NOV 3 0 2004
IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

36

FILED #
LLC-14393-04
NOV 30 2004
IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

UTICA ENTERPRISES, LLC CL
UTOPEX, BT AF
V & E BOTTLING CORPORATION RV
V & M HOLDINGS & DEVELOPMENT, LLC DQ
V M CORPORATION DQ
V.J.D. 154 EAST HOFFMAN FAMILY LIMITED PARTNERSHIP CL
V.J.D. BAY DRIVE FAMILY LIMITED PARTNERSHIP CL
V.J.D. DOVE PLAZA FAMILY LIMITED PARTNERSHIP CL
V.J.D. FAMILY LIMITED PARTNERSHIP CL
V.J.D. M.D. P.C. FAMILY LIMITED PARTNERSHIP CL
V.J.D. MEADOW FAMILY LIMITED PARTNERSHIP CL
V.J.D. SANJURJO FAMILY LIMITED PARTNERSHIP CL
V.J.D. WELLWOOD FAMILY LIMITED PARTNERSHIP CL
V.J.D. WEST MAIN FAMILY LIMITED PARTNERSHIP CL
V.J.D. WILLOWBROOK FAMILY LIMITED PARTNERSHIP CL
VACATION SOLUTIONS, LLC AF
VAHALLA NORMANDY, LLC DQ
VAHRHEIT INC. DQ
VALENCIA EXPORTS & PRODUCTS LLC DQ
VALGO, LLC CL
VALLEY WEST CORPORATION CL
VALOR STUDIOS, INC. DQ
VALUE-POINT FUNDING CORP. CL
VALUEBACK LIMITED AF
VALUECHEM US, LLC CL
VANTAGE POINT STRATEGIES, INC. DQ
VASCOM, LLC AF
VASIC CORPORATION DQ
VELLERAND DIAMOND LLC DQ
VEMURI, INC. CL
VENDSOFT US LTD. DQ
VENERABLE BHIKKHU MAITREYA (BUDDHIST MENDICANT), PATRON, CHIEF AF
VENONA INFORMATION SERVICES INC. CL
VENTECH, LLC CL
VENTURE CAPITAL FUNDING LLC CL
VENTURE SERVICES INTERNATIONAL, LLC DQ
VERITAS INC. DQ
VERSACORP GROUP, INC. CL
VERTICAL MARKETING, INC. DQ
VERTIGO DIAGNOSTICS, INC. CL
VERUS LABORATORIES, INC CL
VGB ENTERPRISES, INC. CL
VICI DEVELOPMENT, INC CL
VICTORYBUILDINGMATERIALSINC CL
VIMAGE, LLC CL
VINCERO INVESTMENTS, INC. CL
VIP - VISTA INVESTMENT PROPERTIES, INC. CL
VIRGO NETWORKS INC. CL
VIRTUAL LEAP CONSULTING, INC. CL
VIRTUAL ONLINE ENTERTAINMENT INC. CL
VISAEL INTERNATIONAL, INC. RV
VISION DIRECT SERVICES, INC CL
VISION EQUITIES, INC DQ
VISION FARMS, INC. DQ
VISION QUEST EXPRESS LLC AF
VISUAL TECHNOLOGIES SOLUTIONS, INC CL
VISUAL TECHNOLOGY SOLUTIONS, INC. CL
VISUAL URBAN MEDIA AF
VISUALTOUCH, LLC DQ
VITATRADE CORPORATION CL
VIZBIZ LLC CL
VNR VENTURES LP CL
VOLLI, INC. CL
VOLUNTEER SERVICES CORPORATION CL
VOODOO PC INC. CL
VOODOO VENTURES LLC CL
VORTEX DIVING INC. CL
VORTEX PORTAL INC. CL
VOSS TECHNOLOGY, INC. DQ
VOUSSOIR INVESTMENTS, INC. DQ
VOXWORKS LTD. DQ
VXO PARTNERS, LLC CL
W NATALIE LLC CL
W-N ART BRONZE CO., INC. CL
W. H. DEVELOPMENT LLC CL
W.H. FORREST & CO., INC. DQ
W.J. ERRO CONSTRUCTION COMPANY, INC. CL
WACHUBNICK BROS. INTERNATIONAL, LLC DQ
WADE-BOYD & ASSOCIATES, LLC CL

37

FILED #
C-32293-03
NOV 3 0 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

WAGGENER STORE COMPANY INC. CL
WAGNER ELECTRIC, INC. DQ
WALDRELL PRODUCTS, INC. CL
WALKABON BAY LIMITED CL
WALSH CONSTRUCTION SERVICES, INC. CL
WARD ENERGY LP CL
WARM & SAFE HEATED GEAR, LLC AF
WASH IT LLC DQ
WATER WICK TURF MAINTENANCE, LLC DQ
WAVEPOINT TECHNOLOGY LLC DQ
WAVESTREAM DATA CENTERS, LLC DQ
WAVESTREAM METRONET, LLC DQ
WAYNE & JENDY, LLC CL
WAYNE NICKENS, M.D. OVERSEER AND HIS SUCCESSORS A CORPORATION SOLE CL
WB POMONA, LLC CL
WCBS (WEST COAST BILLIARD SUPPLY), INC. DQ
WEALTH IN AMERICA, LLC CL
WEB ASSOCIATES DISTRIBUTING, INC. CL
WEB PARTNERS INTERNATIONAL LLC CL
WEBCHEX INTERNATIONAL, INC. CL
WEBCONSULTING SOLUTIONS, LLC DQ
WEBNECTION LLC CL
WEBWARE NETWORKS, INC CL
WEEGE ENTERPRISES, INC. CL
WELCOME HOMES CALIFORNIA, INC. CL
WELL MANAGEMENT LLC AF
WELLINGTON AC INVESTORS LLC DQ
WELLNESS GROUP INTERNATIONAL, INC., THE CL
WELLSPRING INVESTMENTS LLC CL
WEST BEACH INVESTMENTS, INC. CL
WEST COAST PANZER INC CL
WEST COAST ROCKETS, INC. DQ
WEST CORP. DQ
WEST END ENT. INC. DQ
WEST-COM HOSPITAL SOLUTIONS INC. CL
WESTBAY NETWORKS, INC. DQ
WESTERN & PACIFIC MINING INC. CL
WESTERN AGRICULTURAL GROUP INC. CL
WESTERN CENTURION, LLC CL
WESTERN FILM TECH LLC CL
WESTERN FINANCIAL ASSETS, INC. CL
WESTERN PACIFIC PROPERTIES CL
WESTMINSTER INVESTMENT SOLUTIONS LLC CL
WESTWIND MUSIC GROUP, INC. CL
WESTWIND PROPERTY GROUP LLC CL
WHEELSETC., LLC CL
WHI SALES, LLC. CL
WHITAKER REAL ESTATE CORPORATION, LLC CL
WHITE OWL CORPORATION, THE CL
WHITE RIVER FUNDING INC. CLWHITE SHORES, INC. CL
WHOLESALE OUTLET INC. DQ
WHOLESALE PHARMA SOURCE LLC DQ
WICKERSHAM HOUSE LLC CL
WIDNEY TRADING INC. DQ
WILLIAM D. HUBBARD JR., ADMINISTRATOR OF HUBBARD HOUSE*, AND HIS CL
WILLING WARRIOR PRODUCTIONS, INC. CL
WILSHIRE CAPITAL, INC. CL
WIN-WIN REALTY, L.L.C. CL
WINBULL CORPORATION DQ
WINDFORCE LLC DQ
WINDSOR COUNTY, INC. CL
WINGED HEART INC. CL
WINK PRODUCTIONS, LLC AF
WINKLEY ENTERPRISES, INC. DS
WINSULATOR CORPORATION DQ
WINWHEEL BULLION LLC CL
WIRE2WIRE INC CL
WJS PROPERTIES, L.L.C. CL
WL ENTERPRISES LLC CL
WM IMPORTS, INC. CL
WONDER ENTERPRISES, INC. CL
WOOF ART INC. AF
WORDWINDOW LLC CL
WORLD ENTERPRISE, LLC CL
WORLD FINANCIAL NEWS NETWORK CORPORATION CL
WORLD HEALTHCARE PROFESSIONALS, INC. DQ
WORLD LINKS ENTERPRISE INCORPORATED CL
WORLD ON IP, LLC AF
WORLD ROOFING SOLUTIONS INC. CL

WORLD TRADING, INC. CL
WORLD WIDE CONNECTIONS #1 LLC CL
WORLD WIDE CONNECTIONS #2 LLC CL
WORLD WIDE CONNECTIONS III, LLC CL
WORLD WIDE CONNECTIONS IV, LLC CL
WORLD WIDE CONNECTIONS V, LLC CL
WORLD WIDE CONNECTIONS VI, LLC DQ
WORLDPRO SOLUTIONS, LLC. CL
WRIGHT HOLDINGS, LLC CL
WRITE WELL, WRITE NOW, INC. CL
WRITETECH SERVICES, LLC CL
WS CAPITAL LLC DQ
WTGOB INC. DQ
WYN INTERNATIONAL LLC DQ
X&T INC. CL
XANGO UNIVERSAL INC. AF
XANGO VIGOR, LP CL
XBR INVESTMENTS, INC. CL
XERO INVESTMENTS INC. CL
XIOMARA LLC DQ
XPERDYNE, INCORPORATED CL
XQUEST, LLC CL
XRS, INC. CL
XSITE, INC DQ
XXOTICA, INC. CL
XXX CORPORATION LLC CL
Y&T PROPERTIES, INC. CL
YELLOW DOG INC. CL
YELLOW HOUSE LLC CL
YELLOW REPORT LLC DQ
YGS INVESTORS LLC CL
YL RESOURCES LIMITED PARTNERSHIP CL
YOUNG IDEALS LLC DQ
YOUNG IDEAS, INC. DQ
YOUNG MANAGEMENT AND CONSULTING, INC. DQ
YOUR FINANCIAL FREEDOM, INC. CL
YOUR MOM'S INCORPORATED CL
ZAG SKIS USA LLC DQ
ZAGROS INVESTMENT GROUP LLC CL
ZANE EVAN WRIGHT, PRESIDING OVERSEER OF BIBLE STUDENTS INTERNATIONAL*
ZANNELLA FOUNDATION, THE DQ
ZANZA BLUE ENTERTAINMENT INC. CL
ZCD REAL ESTATE HOLDINGS, LLC AF
ZEBRA SOLUTIONS, INC. CL
ZENATE, L.L.C. CL
ZENITH MANAGEMENT & INVESTMENTS, INC. CL
ZEPHYRUS, INC DQ
ZIBACO, INC. CL
ZIM INC CL
ZIMAX INC. CL
ZORKONUS CORPORATION CL
ZORUS, LLC CL
ZYANYA INVEST INC. AF

38

FILED # C-11665-04
NOV 3 0 2004
IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER C28628-03

LUXSHMI INVESTMENTS INC
(Name of Corporation)

FOR THE FILING PERIOD OF 11/2005 TO 11/2006

Filed in the office of
Dean Heller
Secretary of State
State of Nevada

Document Number
20050621018-85
Filing Date and Time
12/16/2005 4:12 PM
Entity Number
C28628-2003

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

John Vanhara
5348 Vegas Dr.
Las Vegas, NV 89108
702-871-8678

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM *WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NIRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☑ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
MARY PALMER	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
P.O. Box ~~1516~~ 7329.	TACOMA	WA	98406
NAME	TITLE(S)		
NAZIR MAHERALI	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
AS ABOVE			
NAME	TITLE(S)		
	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
NAME	TITLE(S)		
	DIRECTOR		
ADDRESS	CITY	St	Zip

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer Mary Palmer Title PRES Date OCT/15/05

Nevada Secretary of State Form ANNUAL LIST-PROFIT 2003
Revised on 09/24/03

AMENDED

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER C28628-03

LUXSHMI INVESTMENTS INC.
(Name of Corporation)

FOR THE FILING PERIOD OF 11/2005 TO 11/2006

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

EastBiz.com, Inc.
5348 Vegas Dr.
Las Vegas, NV 89108
702-871-8678

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Filed in the office of
Dean Heller
Secretary of State
State of Nevada

Document Number
20060238340-88
Filing Date and Time
04/14/2006 5:00 PM
Entity Number
C28628-2003

Important: **Read instructions before completing and returning this form.**

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM *WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NIRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☒ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
NAZIR MAHERALI	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
PO BOX 7329	TACOMA	WA	98406
NAME	TITLE(S)		
MARY PALMER	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
PO BOX 7329	TACOMA	WA	98406
NAME	TITLE(S)		
	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
NAME	TITLE(S)		
	DIRECTOR		
ADDRESS	CITY	St	Zip

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer Mary Palmer Title Secretary Date 4-1-06

FILE NUMBER

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

LUXSHMI INVESTMENTS, INC. | C28628-2003

(Name of Corporation)

FOR THE FILING PERIOD OF 11/2006 TO 11/2007

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

EASTBIZ.COM, INC.
5348 VEGAS DR
LAS VEGAS, NV 89108

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

Filed in the office of	Document Number
Dean Heller	**20060697387-58**
Secretary of State	Filing Date and Time
State of Nevada	**10/31/2006 12:13 PM**
	Entity Number
	C28628-2003

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
NAZIR MAHERALI	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
PO BOX 7329	TACOMA	WA	98406
NAME	TITLE(S)		
MARY PALMER	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
PO BOX 7329	TACOMA	WA	98406
NAME	TITLE(S)		
NAZIR MAHERALI	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
PO BOX 7329	TACOMA	WA	98417
NAME	TITLE(S)		
MARY PALMER	DIRECTOR		
ADDRESS	CITY	St	Zip
PO BOX 7329	TACOMA	WA	98417

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
NAZIR MAHERALI

Title PRESIDENT

Date 10/31/2006 12:07:18 PM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

LUXSHMI INVESTMENTS, INC. | C28628-2003

(Name of Corporation)

FOR THE FILING PERIOD OF 11/2006 TO 11/2007

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

EASTBIZ.COM, INC.
5348 VEGAS DR
LAS VEGAS, NV 89108

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	20060726122-98
	Filing Date and Time: 11/10/2006 12:43 PM
	Entity Number: C28628-2003

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	ADDRESS	CITY	St	Zip
MARY PALMER	PRESIDENT (OR EQUIVALENT OF)	PO BOX 7329	TACOMA	WA	98406
MARY PALMER	SECRETARY (OR EQUIVALENT OF)	PO BOX 7329	TACOMA	WA	98406
MARY PALMER	TREASURER (OR EQUIVALENT OF)	PO BOX 7329	TACOMA	WA	98417
MARY PALMER	DIRECTOR	PO BOX 7329	TACOMA	WA	98417

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
MARY PALMER

Title DIRECTOR

Date 11/10/2006 12:53:11 PM

FILE NUMBER

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

LUXSHMI INVESTMENTS, INC. | C28628-2003

(Name of Corporation)

FOR THE FILING PERIOD OF 11/2007 TO 11/2008

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

EASTBIZ.COM INC
5348 VEGAS DR
LAS VEGAS, NV 89108

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

Filed in the office of
Ross Miller
Secretary of State
State of Nevada

Document Number
20070769685-10
Filing Date and Time
11/09/2007 7:58 AM
Entity Number
C28628-2003

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
MARY PALMER	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
PO BOX 7329	TACOMA	WA	98406
NAME	TITLE(S)		
MARY PALMER	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
PO BOX 7329	TACOMA	WA	98406
NAME	TITLE(S)		
MARY PALMER	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
PO BOX 7329	TACOMA	WA	98417
NAME	TITLE(S)		
ROBIN LEE	DIRECTOR		
ADDRESS	CITY	St	Zip
3117 EAST THIRD AVENUE , CAN	VANCOUVER		V5H 1J3

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
ROBIN LEE

Title DIRECTOR

Date 11/9/2007 8:04:55 AM

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	**00002031658-15**
	Filing Date and Time **09/25/2008 7:09 AM**
	Entity Number **C28628-2003**

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Luxshmi Investments Inc

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 - Change Authorized Shares From 75,000,000 To 200,000,000

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 78%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

c28628-03

luxshmi investments inc
(Name of Corporation)

FOR THE FILING PERIOD OF 11/08 TO 11/09

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

john vanhara

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: secretaryofstate.biz

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number **20080701261-97** Filing Date and Time **10/22/2008 8:13 AM** Entity Number **C28628-2003**

Important: Read instructions before completing and returning this form.

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

[X] **Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)**

1. Print or type names and addresses either residence or business, for all officers and directors. A **President, Secretary, Treasurer, or equivalent of and all Directors** and all directors must be named. Have an **Officer** sign the form. ***FORM WILL BE RETURNED IF UNSIGNED***
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. Fee is based upon the current total authorized stock as explained on the Annual List Fee Schedule for Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.
5. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

[ ] This corporation is a publicly traded corporation. The Central Index Key number is:

[X] This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
mary palmer	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
p.o.box 7329	tacoma	wa	98417
NAME	TITLE(S)		
	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
robin lee	DIRECTOR		
ADDRESS	CITY	ST	ZIP
5631 parkwood way	richmond	bc	v6v-2m6

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Mary Palmer
Signature of Officer

Title president **Date** 10/20/2008

Nevada Secretary of State Form Annual List Profit 2007
Revised on: 01/01/07

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

Luxshmi Investments, Inc.
NAME OF CORPORATION

C28628-2003

FOR THE FILING PERIOD OF 11/30/09 TO 11/30/2010

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

Eastbiz.com, Inc.
5348 Vegas Drive
Las Vegas, NV. 89108

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number **20090848936-79**
Ross Miller Secretary of State State of Nevada	Filing Date and Time **11/23/2009 6:41 AM**
	Entity Number **C28628-2003**

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

[X] Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer must sign the form.** *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Initial list fee is $125.00. A $75.00 penalty must be added for failure to file this form by the last day of the first month following the incorporation/initial registration with this office.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include initial list and business license fees will result in rejection of filing.

INITIAL LIST FILING FEE: $125.00 LATE PENALTY: $75.00 BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00

CHECK ONLY IF APPLICABLE

- [ ] Pursuant to NRS, this entity is exempt from the business license fee. Exemption code:
- [ ] Month and year your State Business License expires: 20
- [ ] This corporation is a publicly traded corporation. The Central Index Key number is:
- [ ] This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
005 - Motion Picture Company

NAME	TITLE(S)		
Mary Palmer	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
PO Box 7329	Tacoma	WA	98417
NAME	TITLE(S)		
Mary Palmer	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
PO Box 7329	Tacoma	WA	98417
NAME	TITLE(S)		
Mary Palmer	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
PO Box 7329	Tacoma	WA	98417
NAME	TITLE(S)		
Robin Lee	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
3117 East Third Avenue	Vancouver	BC	V5H-1J3

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Mary Palmer Title: President Date: 10/23/09

Signature of Officer

Nevada Secretary of State Initial List Profit
Revised: 8-28-09

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

LUXSHMI INVESTMENTS, INC. — C28628-2003

NAME OF CORPORATION

FOR THE FILING PERIOD OF 11/2010 TO 11/2011

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

EASTBIZ.COM, INC. (Commercial Registered Agent)
5348 VEGAS DRIVE
LAS VEGAS, NV 89108 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	**20100847323-70** Filing Date and Time **11/10/2010 2:54 PM** Entity Number **C28628-2003**

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☑ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code: 003

☑ Month and year your State Business License expires: 1 1 20 1 0

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
- 001 - Governmental Entity
- 002 - 501(c) Nonprofit Entity
- 003 - Home-based Business
- 004 - Natural Person with 4 or less rental dwelling units
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
ROBIN LEE	PRESIDENT (OR EQUIVALENT OF)	3117 EAST THIRD STREET , CAN	VANCOUVER	BC	V5H-1J3
ROBIN LEE	SECRETARY (OR EQUIVALENT OF)	3117 EAST THIRD STREET , CAN	VANCOUVER	BC	V5H-1J3
MARY PALMER	TREASURER (OR EQUIVALENT OF)	PO BOX 7329	TACOMA	WA	98406
ROBIN LEE	DIRECTOR	3117 EAST THIRD AVENUE , CAN	VANCOUVER	BC	V5H 1J3

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ROBIN LEE

Signature of Officer

Title PRESIDENT

Date 11/10/2010 2:49:45 PM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

LUXSHMI INVESTMENTS, INC. | C28628-2003

NAME OF CORPORATION

FOR THE FILING PERIOD OF 11/2011 TO 11/2012

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

EASTBIZ.COM, INC. (Commercial Registered Agent)
5348 VEGAS DRIVE
LAS VEGAS, NV 89108 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of
Ross Miller
Secretary of State
State of Nevada

Document Number
20110767361-54
Filing Date and Time
10/26/2011 1:13 PM
Entity Number
C28628-2003

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code: ____

☐ Month and year your State Business License expires: ____ 20__

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
ROBIN LEE	PRESIDENT (OR EQUIVALENT OF)	1516-5TH AVE SOUTH	TACOMA	WA	98406
ROBIN LEE	SECRETARY (OR EQUIVALENT OF)	1516-5TH AVE SOUTH	TACOMA	WA	98406
ROBIN LEE	TREASURER (OR EQUIVALENT OF)	1516-5TH AVE SOUTH	TACOMA	WA	98406
ROBIN LEE	DIRECTOR	1516-5TH AVE SOUTH	TACOMA	WA	98406

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ROBIN LEE

Signature of Officer

Title PRESIDENT

Date 10/26/2011 1:12:36 PM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER: C28628-2003

LUXSHMI INVESTMENTS, INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF 11/2011 TO 11/2012

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

EASTBIZ.COM, INC. (Commercial Registered Agent)
5348 VEGAS DRIVE
LAS VEGAS, NV 89108 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

110101

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	**20120293291-71**
	Filing Date and Time **04/26/2012 2:08 PM**
	Entity Number **C28628-2003**

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
NAZIR MAHERALI	PRESIDENT (OR EQUIVALENT OF)	1702-6TH AVE	TACOMA	WA	98505
NAZIR MAHERALI	SECRETARY (OR EQUIVALENT OF)	1702-6TH AVE	TACOMA	WA	98505
NAZIR MAHERALI	TREASURER (OR EQUIVALENT OF)	1702-6TH AVE	TACOMA	WA	98405
NAZIR MAHERALI	DIRECTOR	1702-6TH AVE	TACOMA	WA	98505

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X NAZIR MAHERALI

Signature of Officer

Title: PRESIDENT

Date: 4/26/2012 2:06:53 PM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

LUXSHMI INVESTMENTS, INC. | C28628-2003

NAME OF CORPORATION

FOR THE FILING PERIOD OF 11/2012 TO 11/2013

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

EASTBIZ.COM, INC. (Commercial Registered Agent)
5348 VEGAS DRIVE
LAS VEGAS, NV 89108 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of
Ross Miller
Secretary of State
State of Nevada

Document Number	**20120717175-63**
Filing Date and Time	**10/22/2012 1:50 PM**
Entity Number	**C28628-2003**

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code: ____

☐ Month and year your State Business License expires: __ __ 20 __

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
NAZIR MAHERALI	PRESIDENT (OR EQUIVALENT OF)	1702-6TH AVE	TACOMA	WA	98505
NAZIR MAHERALI	SECRETARY (OR EQUIVALENT OF)	1702-6TH AVE	TACOMA	WA	98505
NAZIR MAHERALI	TREASURER (OR EQUIVALENT OF)	1702-6TH AVE	TACOMA	WA	98405
NAZIR MAHERALI	DIRECTOR	1702-6TH AVE	TACOMA	WA	98505

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X NAZIR MAHERALI

Signature of Officer

Title PRESIDENT

Date 10/22/2012 1:45:54 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER: C28628-2003

LUXSHMI INVESTMENTS, INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF NOV, 2013 TO NOV, 2014

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number **20130779825-54**
Ross Miller Secretary of State State of Nevada	Filing Date and Time **11/27/2013 1:34 PM**
	Entity Number **C28628-2003**

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
NAZIR MAHERALI	PRESIDENT (OR EQUIVALENT OF)	PO BOX 7329 , USA	TACOMA	WA	98417
MARY PALMER	SECRETARY (OR EQUIVALENT OF)	PO BOX 7329 , USA	TACOMA	WA	98417
NAZIR MAHERALI	TREASURER (OR EQUIVALENT OF)	PO BOX 7329 , USA	TACOMA	WA	98417
MARY PALMER	DIRECTOR	PO BOX 7329 , USA	TACOMA	WA	98417

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X NAZIR MAHERALI

Signature of Officer or Other Authorized Signature

Title: PRESIDENT

Date: 11/27/2013 1:34:23 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

LUXSHMI INVESTMENTS, INC. — C28628-2003

NAME OF CORPORATION

FOR THE FILING PERIOD OF NOV, 2014 TO NOV, 2015

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	**20140752396-19**
	Filing Date and Time **11/06/2014 12:03 PM**
	Entity Number **C28628-2003**

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
NAZIR MAHERALI	PRESIDENT (OR EQUIVALENT OF)	477 PEACE PORTAL DRIVE -SUITE 107-436 , USA	BLAINE	WA	98230
NAZIR MAHERALI	SECRETARY (OR EQUIVALENT OF)	477 PEACE PORTAL DRIVE -SUITE 107-436 , USA	BLAINE	WA	98230
NAZIR MAHERALI	TREASURER (OR EQUIVALENT OF)	477 PEACE PORTAL DRIVE -SUITE 107-436 , USA	BLAINE	WA	98230
NAZIR MAHERALI	DIRECTOR	477 PEACE PORTAL DRIVE -SUITE 107-436 , USA	BLAINE	WA	98230

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X NAZIR MAHERALI

Signature of Officer or Other Authorized Signature

Title PRESIDENT

Date 11/6/2014 12:03:01 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

LUXSHMI INVESTMENTS, INC. | C28628-2003

NAME OF CORPORATION

FOR THE FILING PERIOD OF NOV, 2015 TO NOV, 2016

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number
Barbara K. Cegavske	20150519915-88
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time: 11/30/2015 9:06 AM
	Entity Number: C28628-2003

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes

- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	CITY	STATE	ZIP CODE	ADDRESS
NAZIR MAHERALI	PRESIDENT (OR EQUIVALENT OF)	BLAINE	WA	98230	477 PEACE PORTAL DRIVE -SUITE 107-436 , USA
NAZIR MAHERALI	SECRETARY (OR EQUIVALENT OF)	BLAINE	WA	98230	477 PEACE PORTAL DRIVE -SUITE 107-436 , USA
NAZIR MAHERALI	TREASURER (OR EQUIVALENT OF)	BLAINE	WA	98230	477 PEACE PORTAL DRIVE -SUITE 107-436 , USA
NAZIR MAHERALI	DIRECTOR	BLAINE	WA	98230	477 PEACE PORTAL DRIVE -SUITE 107-436 , USA

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X NAZIR MAHERALI

Signature of Officer or Other Authorized Signature

Title: PRESIDENT

Date: 11/30/2015 9:05:56 AM